GLOBAL CUSTODY AGREEMENT


    This Amended and Restated Agreement, dated June 25, 2001, is between THE CHASE MANHATTAN BANK ("Bank"), a New York banking corporation with a place of business at 4 MetroTech Center, Brooklyn, New York 11245; and each of the open-end management investment companies listed on Exhibit 1 of this Agreement, registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, organized as Delaware business trusts (each a "Trust"), severally and for and on behalf of certain of their respective portfolios listed on Exhibit 1 (each a "Fund"), each Trust and their respective Funds with a place of business at P.O. Box 2600, Valley Forge, PA 19482. Each Trust for which Bank serves as custodian under this Agreement, shall individually be referred to as "Customer".


                    1. INTENTION OF THE PARTIES; DEFINITIONS

1.1      INTENTION OF THE PARTIES.

     (a) This Agreement sets out the terms governing custodial, settlement and certain other associated services offered by Bank to Customer. Bank shall be responsible for the performance of only those duties that are set forth in this Agreement or expressly contained in Instructions that are consistent with the provisions of this Agreement and with Bank's operations and procedures. Customer acknowledges that Bank is not providing any legal, tax or investment advice in providing the services hereunder.

     (b) Investing in foreign markets may be a risky enterprise. The holding of Global Assets and cash in foreign jurisdictions may involve risks of loss or other special features. Bank shall not be liable for any loss that results from the general risks of investing or Country Risk.

1.2      DEFINITIONS.

     (a) As used herein, the following terms have the meaning hereinafter stated.

     "ACCOUNT" has the meaning set forth in Section 2.1 of this Agreement.

     "AFFILIATE" means an entity controlling, controlled by, or under common control with, Bank.

     "AFFILIATED SUBCUSTODIAN" means a Subcustodian that is an Affiliate.

     "APPLICABLE LAW" means any statute, whether national, state or local, applicable in the United States or any other country, the rules of the treaty establishing the European Community, other applicable treaties, any other law, rule, regulation or interpretation of any governmental entity, any applicable common law, and any decree, injunction, judgment, order, ruling, or writ of any governmental entity.

     "AUTHORIZED PERSON" means any person (including an investment manager or other agent) who has been designated by written notice from Customer or its designated agent to act on behalf of Customer hereunder. Such persons shall continue to be Authorized Persons until such time as Bank receives Instructions from Customer or its designated agent that any such person is no longer an Authorized Person.

     "BANK INDEMNITEES" means Bank, its Subcustodians, and their respective nominees, directors, officers, employees and agents.

     "BANK'S LONDON BRANCH" means the London branch office of The Chase Manhattan Bank.

     "CASH ACCOUNT" has the meaning set forth in Section 2.1(a)(ii).

     "CORPORATE ACTION" means any subscription right, bonus issue, stock repurchase plan, redemption, exchange, tender offer, or similar matter with respect to a Financial Asset in the Securities Account that requires discretionary action by the holder, but does not include proxy voting.

     "COUNTRY RISK" means the risk of investing or holding assets in a particular country or market, including, but not limited to, risks arising from: nationalization, expropriation or other governmental actions; the country's financial infrastructure, including prevailing custody and settlement practices; laws applicable to the safekeeping and recovery of Financial Assets and cash held in custody; the regulation of the banking and securities industries, including changes in market rules; currency restrictions, devaluations or fluctuations; and market conditions affecting the orderly execution of securities transactions or the value of assets.

     "CUSTOMER" means individually each Trust and their respective Funds as listed on Exhibit 1 hereto.

     "ENTITLEMENT HOLDER" means the person named on the records of a Securities Intermediary as the person having a Securities Entitlement against the Securities Intermediary.

     "FINANCIAL ASSET" means, as the context requires, either the asset itself or the means by which a person's claim to it is evidenced, including a Security, a security certificate, or a Securities Entitlement. "Financial Asset" includes any Global Assets but does not include cash.

     "FUND" means each portfolio of each Trust and listed on Exhibit 1 hereto.

     "GLOBAL ASSET" means any "Financial Asset" (a) for which the principal trading market is located outside of the United States; (b) for which presentment for payment is to be made outside of the United States; or (c) which is acquired outside of the United States.

     "INSTRUCTIONS" has the meaning set forth in Section 3.1 of this Agreement.

     "LIABILITIES"  means  any  liabilities,  losses,  claims,  costs,  damages,
     penalties,   fines,  obligations,   or  expenses  of  any  kind  whatsoever
     (including, without limitation, reasonable attorneys', accountants', consultants' or experts' fees and disbursements).

     "SECURITIES" means stocks, bonds, rights, warrants and other negotiable and non-negotiable instruments, whether issued in certificated or uncertificated form, that are commonly traded or dealt in on securities exchanges or financial markets. "Securities" also means other obligations of an issuer, or shares, participations and interests in an issuer recognized in the country in which it is issued or dealt in as a medium for investment and any other property as may be acceptable to Bank for the Securities Account.

     "SECURITIES ACCOUNT" means each Securities custody account on Bank's records to which Financial Assets are or may be credited pursuant hereto.

     "SECURITIES DEPOSITORY" has the meaning set forth in Section 5.1 of this Agreement.

     "SECURITIES ENTITLEMENT" means the rights and property interest of an Entitlement Holder with respect to a Financial Asset as set forth in Part 5 of Article 8 of the Uniform Commercial Code of the State of New York, as the same may be amended from time to time.

     "SECURITIES INTERMEDIARy" means Bank, a Subcustodian, a Securities Depository, and any other financial institution which in the ordinary course of business maintains custody accounts for others and acts in that capacity.

     "SUBCUSTODIAN" has the meaning set forth in Section 5.1 and includes Affiliated Subcustodians.

     "TRUST" means each open-end investment company organized as a Delaware business trust and listed on Exhibit 1 hereto.

          (b) All terms in the singular shall have the same meaning in the plural unless the context otherwise provides and visa versa.

                         2. WHAT BANK IS REQUIRED TO DO

2.1      Set Up Accounts.
---      ----------------

     (a)  Bank shall establish and maintain the following accounts ("Accounts"):

          (i) a Securities Account in the name of Customer on behalf of each Fund for Financial Assets, which may be received by Bank or its Subcustodian for the account of Customer, including as an Entitlement Holder; and

          (ii) an account in the name of Customer ("Cash Account") for any and all cash in any currency received by Bank or its Subcustodian for the account of Customer.

Notwithstanding paragraph (ii), cash held in respect of those markets where Customer is required to have a cash account in its own name held directly with the relevant Subcustodian shall be held in that manner and shall not be part of the Cash Account. Bank shall notify Customer prior to the establishment of such an account.

          (b) At the request of Customer, additional Accounts may be opened in the future, which shall be subject to the terms of this Agreement.


2.2      Cash Account.
---      -------------

     Except as otherwise provided in Instructions acceptable to Bank, all cash held in the Cash Account shall be deposited during the period it is credited to the Account in one or more deposit accounts at Bank or at Bank's London Branch. Any cash so deposited with Bank's London Branch shall be payable exclusively by Bank's London Branch in the applicable currency, subject to compliance with any Applicable Law, including, without limitation, any restrictions on transactions in the applicable currency imposed by the country of the applicable currency.

2.3      Segregation of Assets; Nominee Name.
---      ------------------------------------

     (a) Bank shall identify in its records that Financial Assets credited to Customer's Securities Account belong to Customer on behalf of the relevant Fund (except as otherwise may be agreed by Bank and Customer).

     (b) To the extent permitted by Applicable Law or market practice, Bank shall require each Subcustodian to identify in its own records that Financial Assets credited to Customer's Securities Account belong to customers of Bank, such that it is readily apparent that the Financial Assets do not belong to Bank or the Subcustodian.

     (c) Bank is authorized, in its discretion, to hold in bearer form, such Financial

Assets as are customarily held in bearer form or are delivered to Bank or its Subcustodian in bearer form; and to register in the name of the Customer, Bank, a Subcustodian, a Securities Depository, or their respective nominees, such Financial Assets as are customarily held in registered form. Customer authorizes Bank or its Subcustodian to hold Financial Assets in omnibus accounts and shall accept delivery of Financial Assets of the same class and denomination as those deposited with Bank or its Subcustodian.

2.4      Settlement of Trades.
---      ---------------------

     When Bank receives an Instruction directing settlement of a trade in Financial Assets that includes all information required by Bank, Bank shall use reasonable care to effect such settlement as instructed. Settlement of purchases and sales of Financial Assets shall be conducted in accordance with prevailing standards of the market in which the transaction occurs. The risk of loss shall be Customer's whenever Bank delivers Financial Assets or payment in accordance with applicable market practice in advance of receipt or settlement of the expected consideration. In the case of the failure of Customer's counterparty to deliver the expected consideration as agreed, Bank shall contact the counterparty to seek settlement and, if the settlement is not received, notify Customer, but Bank shall not be obligated to institute legal proceedings, file proof of claim in any insolvency proceeding, or take any similar action.

2.5      Contractual Settlement Date Accounting.
---      ---------------------------------------

     (a) Bank shall effect book entries on a "contractual settlement date accounting" basis as described below with respect to the settlement of trades in those markets where Bank generally offers contractual settlement day accounting and shall notify Customer of these markets from time to time.

               (i) Sales: On the settlement date for a sale, Bank shall credit the Cash Account with the sale proceeds of the sale and transfer the relevant Financial Assets to an account pending settlement of the trade if not already delivered.

               (ii) Purchases:  On the  settlement  date  for the  purchase  (or earlier, if market practice requires delivery of the purchase price before the settlement date), Bank shall debit the Cash Account with the settlement monies and credit a separate account. Bank then shall post the Securities Account as awaiting receipt of the expected Financial Assets. Customer shall not be entitled to the delivery of Financial Assets that are awaiting receipt until Bank or a Subcustodian actually receives them.

Bank reserves the right to restrict in good faith the availability of contractual day settlement accounting for credit reasons. Bank, whenever reasonably possible, will notify Customer prior to imposing such restrictions.

     (b) Bank may (in its discretion) upon at least 48 hours prior oral or written notification to Customer, reverse any debit or credit made pursuant to
Section 2.5(a) prior to a transaction's actual settlement, and Customer shall be responsible for any costs or liabilities resulting from such reversal. Customer acknowledges that the procedures described in this sub-section are of an administrative nature, and Bank does not undertake to make loans and/or Financial Assets available to Customer.

2.6      Actual Settlement Date Accounting.
---      ----------------------------------

     With respect to any sale or purchase transaction that is not posted to the Account on the contractual settlement date as referred to in Section 2.5, Bank shall post the transaction on the date on which the cash or Financial Assets received as consideration for the transaction is actually received by Bank.

2.7      Income Collection; Autocredit.
---      ------------------------------

     (a) Bank shall credit the Cash Account with income and redemption proceeds on Financial Assets in accordance with the times notified by Bank from time to time on or after the anticipated payment date, net of any taxes that are withheld by Bank or any third party. Where no time is specified for a particular market, income and redemption proceeds from Financial Assets shall be credited only after actual receipt and reconciliation. Bank may reverse such credits upon at least 48 hours prior oral or written notification to Customer when Bank believes that the corresponding payment shall not be received by Bank within a reasonable period or such credit was incorrect.

     (b) Bank shall make reasonable endeavors in its discretion to contact appropriate parties to collect unpaid interest, dividends or redemption proceeds, but neither Bank nor its Subcustodians shall be obliged to file any formal notice of default, institute legal proceedings, file proof of claim in any insolvency proceeding, or take any similar action.

2.8      Fractions/ Redemptions by Lot.
---      ------------------------------

     Bank may sell fractional interests in Financial Assets and credit the Cash Account with the proceeds of the sale. If some, but not all, of an outstanding class of Financial Asset is called for redemption, Bank may allot the amount redeemed among the respective beneficial holders of such class of Financial Asset in any manner Bank deems to be fair and equitable.


2.9      Presentation of Coupons; Certain Other Ministerial Acts.
---      --------------------------------------------------------

     Until Bank receives Instructions to the contrary, Bank shall:

               (a) present all Financial Assets for which Bank has received notice of a call for redemption or that have otherwise matured, and all income and interest coupons and other income items that call for payment upon presentation;

               (b) execute in the name of Customer such certificates as may be required to obtain payment in respect of Financial Assets; and

               (c) exchange interim or temporary documents of title held in the Securities Account for definitive documents of title.

2.10     Corporate Actions.
----     ------------------

     (a) Bank shall follow Corporate Actions and advise Customer of those Corporate Actions of which Bank's central corporate actions department receives notice from the issuer or from the Securities Depository in which such Financial Assets are maintained or notice published in publications and reported in reporting services routinely used by Bank for this purpose.

     (b) If an Authorized Person fails to provide Bank with timely Instructions with respect to any Corporate Action, neither Bank nor its Subcustodians or their respective nominees shall take any action in relation to that Corporate Action, except as otherwise agreed in writing by Bank and Customer or as may be set forth by Bank as a default action in the advice it provides under Section
2.10 (a) with respect to that Corporate Action.

2.11     Proxy Voting.
----     -------------

     (a) Subject to and upon the terms of this sub-section, Bank shall provide Customer with information which it receives on matters to be voted upon at meetings of holders of Financial Assets ("Notifications"), and Bank shall act in accordance with Customer's Instructions in relation to such Notifications ("the active proxy voting service").

     (b) The following provisions relate to proxy voting services with respect to Global Assets:

               (i) If information is received by Bank at its proxy voting department too late to permit timely voting by Customer, Bank's only obligation shall be to provide to Customer, so far as reasonably practicable, a Notification (or summary information concerning a Notification) on an "information only" basis.

               (ii) The active proxy voting service is available only in certain markets, details of which are available from Bank on request. Provision of the active proxy voting service is conditional upon receipt by Bank of a duly completed enrollment form as well as additional documentation that may be required for certain markets.

               (iii)Bank  reserves the right to provide  Notifications  or parts thereof in the language received. Bank shall attempt in good faith to provide accurate and complete

                    Notifications, whether or not translated.

               (iv) Customer   acknowledges   that   Notifications   and   other
                    information furnished pursuant to the active proxy voting service ("information") are proprietary to Bank and that Bank owns all intellectual property rights, including copyrights and patents, embodied therein. Accordingly, Customer shall not make any use of such information except in connection with the active proxy voting service.

               (v) In markets where the active proxy voting service is not available or where Bank has not received a duly completed enrollment form or other relevant documentation, Bank shall not provide Notifications to Customer but shall endeavor to act upon Instructions to vote on matters before meetings of holders of Financial Assets where it is reasonably practicable for Bank (or its Subcustodians or nominees as the case may be) to do so and where such Instructions are received in time for Bank to take timely action (the "passive proxy voting service").

     (c) Bank shall act upon Instructions to vote on matters referred to in a Notification, provided Instructions are received by Bank at its proxy voting department by the deadline referred to in the relevant Notification. If Instructions are not received in a timely manner, Bank shall not be obligated to vote on the matter, but shall notify Customer accordingly.

     (d) Customer acknowledges that the provision of proxy voting services (whether active or passive) may be precluded or restricted under a variety of circumstances. These circumstances include, but are not limited to: (i) the Financial Assets being on loan or out for registration, (ii) the pendency of conversion or another corporate action, or (iii) Financial Assets being held at Customer's request in a name not subject to the control of Bank or its Subcustodian, in a margin or collateral account at Bank or another bank or broker, or otherwise in a manner which affects voting, local market regulations or practices, or restrictions by the issuer. Additionally, in some cases Bank may be required to vote all shares held for a particular issue for all of Bank's customers in the same way. Where this is the case Bank, in the Notification, shall inform Customer.

     (e) Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise hereunder, in performing active or passive voting proxy services Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such proxy services or vote any proxy except when directed by an Authorized Person.

2.12     Statements and Information Available On-Line.
----     ---------------------------------------------

     (a) Bank will send, or make available on-line, to Customer, at times mutually agreed, a statement of account in Bank's standard format for each Account maintained by Customer with Bank, identifying the Financial Assets and cash held in each Account. Bank also will provide to Customer, upon request, the capability to reformat the information contained in each statement of account. In addition, Bank will send, or make available on-line, to Customer an advice or notification of any transfers of cash or

Financial Assets with respect to each Account. Bank will not be liable with respect to any matter set forth in those portions of any such statement of account or advice (or reasonably implied therefrom) to which Customer has not given Bank a written exception or objection within sixty (60) days of receipt of such statement, provided such matter is not the result of Bank's willful misconduct or bad faith.

     (b) Prices and other information obtained from third parties which may be contained in any statement sent to Customer have been obtained from sources Bank believes to be reliable. Bank does not, however, make any representation as to the accuracy of such information or that the prices specified necessarily reflect the proceeds that would be received on a disposal of the relevant Financial Assets.

     (c) Customer understands that records and reports, other than statements of account, that are available to it on-line on a real-time basis may not be accurate due to mis-postings, delays in updating Account records, and other causes. Bank will not be liable for any loss or damage arising out of the inaccuracy of any such records or reports that are accessed on-line on a real-time basis.


2.13     Access to Bank's Records.
----     -------------------------

     (a) Bank shall allow Customer and Customer's independent public accountants such reasonable access to the records of Bank relating to Financial Assets as is required in connection with their examination of books and records pertaining to Customer's affairs. Subject to restrictions under Applicable Law, Bank also shall obtain an undertaking to permit Customer's independent public accountants reasonable access to the records of any Subcustodian of Securities held in the Securities Account as may be required in connection with such examination.

     (b) Upon reasonable request of Customer, Bank shall provide Customer with a copy of Bank's report prepared in compliance with the requirements of Statement of Auditing Standards No. 70 issued by the American Institute of Certified Public Accountants, as it may be amended from time to time.

2.14     Maintenance of Financial Assets at Bank and at Subcustodian Locations.
----     ----------------------------------------------------------------------

     (a) Unless Instructions require another location acceptable to Bank, Global Assets shall be held in the country or jurisdiction in which their principal trading market is located, where such Global Assets may be presented for payment, where such Financial Assets were acquired, or where such Financial Assets are held. Bank reserves the right to refuse to accept delivery of Global Assets or cash in countries and jurisdictions other than those referred to in
Schedule 1 to this Agreement, as in effect from time to time.

     (b) Bank shall not be obliged to follow an Instruction to hold Financial Assets with, or have them registered or recorded in the name of, any person not chosen by Bank.

However, if Customer does instruct Bank to hold Securities with or register or record Securities in the name of a person not chosen by Bank, the consequences of doing so are at Customer's own risk and Bank shall not be liable therefor.

2.15     Tax Reclaims.
----     -------------

     Bank shall provide tax reclamation services as provided in Section 8.2.



2.16 Foreign Exchange Transactions.
-----------------------------------

     To facilitate the administration of Customer's trading and investment activity, Bank may, but shall not be obliged to, enter into spot or forward foreign exchange contracts with Customer, or an Authorized Person, and may also provide foreign exchange contracts and facilities through its Affiliates or Subcustodians. Instructions, including standing instructions, may be issued with respect to such contracts, but Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where Bank, its Affiliates or Subcustodians enter into a master foreign exchange contract that covers foreign exchange transactions for the Accounts, the terms and conditions of that foreign exchange contract and, to the extent not inconsistent, this Agreement, shall apply to such transactions.


                                 3. INSTRUCTIONS

3.1      Acting on Instructions; Unclear Instructions.
---      ---------------------------------------------

     (a) Bank is authorized to act under this Agreement (or to refrain from taking action) in accordance with the instructions received by Bank, via telephone, telex, facsimile transmission, or other teleprocess or electronic instruction or trade information system acceptable to Bank ("Instructions"). Bank shall have no responsibility for the authenticity or propriety of any Instructions that Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions that Bank may specify. Customer authorizes Bank to accept and act upon any Instructions received by it without inquiry. Customer shall indemnify the Bank Indemnitees against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against the Bank Indemnitees as a result of any action or omission taken in accordance with any Instructions or other directions upon which Bank is authorized to rely under the terms of this Agreement.

     (b) Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded.

     (c) Bank may (in its sole discretion and without affecting any part of this Section 3.1) seek clarification or confirmation of an Instruction from an Authorized Person and may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it. Bank shall not be liable for any loss arising from any delay while it seeks such clarification or confirmation.

     (d) In executing or paying a payment order Bank may rely upon the identifying number (e.g. Fedwire routing number or account) of any party as instructed in the payment order. Customer assumes full responsibility for any inconsistency within an Instruction between the name and identifying number of any party in payment orders issued to Bank in Customer's name.

3.2      Confirmation of Oral Instructions/ Security Devices.
---      ----------------------------------------------------

     Any Instructions delivered to Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person. Each confirmation is to be clearly marked "Confirmation." Bank shall not be liable for having followed such Instructions notwithstanding the failure of an Authorized Person to send such confirmation in writing or the failure of such confirmation to conform to the telephone Instructions received. Bank shall notify Customer as soon as reasonably practicable if Bank does not receive a written confirmation or if such written confirmation fails to conform to the telephone Instructions received. Either party may record any of their telephonic communications. Customer shall comply with any security procedures reasonably required by Bank from time to time with respect to verification of Instructions. Customer shall be responsible for safeguarding any test keys, identification codes or other security devices that Bank shall make available to Customer or any Authorized Person.

3.3      Instructions; Contrary to Law/Market Practice.
---      ----------------------------------------------

     Bank need not act upon Instructions which it reasonably believes to be contrary to law, regulation or market practice but shall be under no duty to investigate whether any Instructions comply with Applicable Law or market practice. Bank shall notify Customer as soon as reasonably practicable if it does not act upon Instructions under this Section.

3.4      Cut-off Times.
---      --------------

     Bank has established cut-off times for receipt of some categories of Instruction, which shall be made available to Customer. If Bank receives an Instruction after its established cut-off time, it shall attempt to act upon the Instruction on the day requested if Bank deems it practicable to do so or otherwise as soon as practicable on the next business day.

                4. FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK

4.1      Fees and Expenses.
---      ------------------

     Customer  shall pay Bank for its services  hereunder  the fees set forth in
Schedule 2 hereto or such other amounts as may be agreed upon in writing from time to time.

4.2  Overdrafts.
---  -----------

     If a debit to any currency in the Cash Account results in a debit balance in that currency then Bank may, in its discretion, advance an amount equal to the overdraft and such an advance shall be deemed a loan to Customer, payable on demand, bearing interest at the rate agreed by Customer and Bank for the Accounts from time to time, or, in the absence of such an agreement, at the rate charged by Bank from time to time, for overdrafts incurred by customers similar to Customer, from the date of such advance to the date of payment (both after as well as before judgment) and otherwise on the terms on which Bank makes similar advances available from time to time. Bank shall promptly notify Customer of such an advance. No prior action or course of dealing on Bank's part with respect to the settlement of transactions on Customer's behalf shall be asserted by Customer against Bank for Bank's refusal to make advances to the Cash Account or to settle any transaction for which Customer does not have sufficient available funds in the applicable currency in the Account.

4.3      Bank's Right Over Securities;  Set-off.
---      -----------------------------  --------

     (a) Customer grants Bank a security interest in and a lien on the Financial Assets held in the Securities Account of a particular Fund as shall have a fair market value equal to the aggregate amount of all overdrafts of such Fund, together with accrued interest, as security for any and all amounts which are now or become owing to Bank with respect to that Fund under any provision of this Agreement, whether or not matured or contingent ("Indebtedness"). Such lien and security interest shall be effective only so long as such advance, overdraft, or accrued interest thereon remains outstanding and Bank shall have all the rights and remedies of a secured party under the New York Uniform Commercial Code in respect of the repayment of the advance, overdraft or accrued interest.

     (b) Bank shall be further entitled to set any such Indebtedness off against any cash or deposit account of a Fund with Bank or any of its Affiliates of which the Fund is the beneficial owner, regardless of the currency involved. Bank shall notify Customer in advance of any such charge.


           5. SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER AGENTS

5.1      Appointment of Subcustodians; Use of Securities Depositories.
---      -------------------------------------------------------------

     (a) Bank is authorized under this Agreement to act through and hold Customer's Global Assets with subcustodians, being at the date of this Agreement the entities listed in Schedule 1 and/or such other entities as Bank may appoint as subcustodians ("Subcustodians"). Bank shall use reasonable care, prudence and diligence in the selection and continued appointment of such Subcustodians. In addition, Bank and each Subcustodian may deposit Global Assets with, and hold Global Assets in, any securities depository, settlement system, dematerialized book entry system or similar system (together a "Securities Depository") on such terms as such systems customarily operate and Customer shall provide Bank with such documentation or acknowledgements that Bank may require to hold the Global Assets in such systems.

     (b) Any agreement Bank enters into with a Subcustodian for holding Bank's customers' assets shall provide that: (i) such assets shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors, except a claim of payment for their safe custody or administration or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws; (ii) beneficial ownership of such assets shall be freely transferable without the payment of money or value other than for safe custody or administration; (iii) adequate records will be maintained identifying the assets as belonging to Customer or as being held by a third party for the benefit of Customer; (iv) Customer and Customer's independent public accountants will be given reasonable access to those records or confirmation of the contents of those records; and (v) Customer will receive periodic reports with respect to the safekeeping of Customer's assets, including, but not limited to, notification of any transfer to or from Customer's account or a third party account containing assets held for the benefit of Customer. Where a Subcustodian deposits Securities with a Securities Depository, Bank shall cause the Subcustodian to identify on its records as belonging to Bank, as agent, the Securities shown on the Subcustodian's account at such Securities Depository. The foregoing shall not apply to the extent of any special agreement or arrangement made by Customer with any particular Subcustodian.

     (c) Bank shall have no responsibility for any act or omission by (or the insolvency of) any Securities Depository. In the event Customer incurs a loss due to the negligence, bad faith, willful misconduct, or insolvency of a Securities Depository, Bank shall make reasonable endeavors to seek recovery from the Securities Depository.






5.2      Liability for Subcustodians.
---      ----------------------------

     (a) Subject to Section 7.1(b), Bank shall be liable for direct losses incurred by Customer that result from:

               (i) the failure by the Subcustodian to use reasonable care in the provision of custodial services by it in accordance with the standards prevailing in the relevant market or from the fraud or willful default of such Subcustodian in the provision of custodial services by it; or

               (ii) the insolvency of any Affiliated Subcustodian.

     (b) Subject to Section 7.1(b) and Bank's duty to use reasonable care, prudence and diligence in the monitoring of a Subcustodian's financial condition as reflected in its published financial statements and other publicly available financial information concerning it, Bank shall not be responsible for the insolvency of any Subcustodian which is not a branch or an Affiliated Subcustodian.

     (c) Bank reserves the right to add, replace or remove Subcustodians. Bank shall give Customer prompt notice of any such action, which shall be advance notice if practicable. Upon request by Customer, Bank shall identify the name, address and principal place of business of any Subcustodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

5.3      Use of Agents.
---      --------------

     (a) Bank may provide certain services under this Agreement through third parties. These third parties may be Affiliates. Except to the extent provided in
Section 5.2 with respect to Subcustodians, Bank shall not be responsible for any loss as a result of a failure by any broker or any other third party that it selects and retains using reasonable care to provide ancillary services, such as pricing, proxy voting, and corporate action services, that it does not customarily provide itself. Nevertheless, Bank shall be liable for the performance of any such service provider selected by Bank that is an Affiliate to the same extent as Bank would have been liable if it performed such services itself.

     (b) Bank shall execute transactions involving Financial Assets of United States origin through a broker which is an Affiliate (i) in the case of the sale under Section 2.8 of a fractional interest or (ii) if an Authorized Person directs Bank to use the affiliated broker or otherwise requests that Bank select a broker for that transaction, unless, in either case, the Affiliate does not execute similar transactions in such Financial Assets. The affiliated broker may charge its customary commission (or retain its customary spread) with respect to either such transaction.


                  6. ADDITIONAL PROVISIONS RELATING TO CUSTOMER

6.1      Representations of Customer and Bank.
---      -------------------------------------

     (a) Customer represents and warrants to Bank that: (i) it has full authority and power, and has obtained all necessary authorizations and consents, to deposit and control the Financial Assets and cash in the Accounts, to use
Bank as its custodian in accordance with the terms of this Agreement and to incur indebtedness, pledge Financial Assets as contemplated by Section 4.3, and enter into foreign exchange transactions; and (ii) this Agreement is its legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement. Bank may rely upon the above or the certification of such other facts as may be required to administer Bank's obligations hereunder.

     (b) Bank represents and warrants to Customer that this Agreement is its legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement. Customer may rely upon the above or the certification of such other facts as may be required to administer Customer's obligations hereunder.

6.2      Customer to Provide Certain Information to Bank.
---      ------------------------------------------------

     Upon request, Customer shall promptly provide to Bank such information about itself and its financial status as Bank may reasonably request, including Customer's organizational documents and its current audited and unaudited financial statements.

6.3      Customer is Liable to Bank Even if it is Acting for Another Person.
---      -------------------------------------------------------------------


         If Customer is acting as an agent for a disclosed or undisclosed principal in respect of any transaction, cash, or Financial Asset, Bank nevertheless shall treat Customer as its principal for all purposes under this Agreement. In this regard, Customer shall be liable to Bank as a principal in respect of any transactions relating to the Account. The foregoing shall not affect any rights Bank might have against Customer's principal.

6.4      Several Obligations of the Funds.
---      ---------------------------------


     This Agreement is executed on behalf of the Board of Trustees of each Fund as Trustees and not individually and the obligations of this Agreement are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Funds. With respect to the obligations of each Fund arising hereunder, Bank shall look for payment or satisfaction of any such obligation solely to the assets of the Fund to which such obligation relates as though Bank had separately contracted by separate written instrument with respect to each Fund.


                       7. WHEN BANK IS LIABLE TO CUSTOMER

7.1      Standard of Care; Liability.
---      ----------------------------

     (a) Bank shall use reasonable care in performing its obligations under this Agreement. Bank shall not be in violation of this Agreement with respect to any matter as to which it has satisfied its obligation of reasonable care.

     (b) Bank shall be liable for Customer's direct damages to the extent they result from Bank's negligence, bad faith or willful misconduct in performing its duties as set out in this Agreement and to the extent provided for in Section 5.2(a). Nevertheless, under no circumstances shall Bank be liable for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the Accounts or Bank's performance hereunder or its role as custodian.

     (c) Customer shall indemnify the Bank Indemnitees against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of the Bank Indemnitees in connection with or arising out of Bank's performance under this Agreement, provided the Bank Indemnitees have not acted with negligence or bad faith or engaged in fraud or willful misconduct in connection with the Liabilities in question. Nevertheless, Customer shall not be obligated to indemnify any Bank Indemnitee under the preceding sentence with respect to any Liability for which Bank is liable under Section 5.2 of this Agreement.

     (d) Without limiting Subsections 7.1 (a), (b) or (c), Bank shall have no duty or responsibility to: (i) question Instructions or make any suggestions to Customer or an Authorized Person regarding such Instructions that Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions that Bank may specify; (ii) supervise or make recommendations with respect to investments or the retention of Financial Assets; (iii) advise Customer or an Authorized
Person regarding any default in the payment of principal or income of any security other than as provided in Section 2.7(b) of this Agreement; (iv) evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Bank is instructed to deliver Financial Assets or cash; or (v) except for trades settled at DTC where the broker provides DTC trade confirmation and Customer provides for Bank to receive the trade instruction, review or reconcile trade confirmations received from brokers (and Customer or its Authorized Persons issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by Bank).

7.2      Force Majeure.
---      --------------

     Bank shall maintain and update from time to time business continuation and disaster recovery procedures with respect to its global custody business that it determines from time to time meet reasonable commercial standards. Bank shall have no liability, however, for any damage, loss or expense of any nature that Customer may suffer or incur, caused by an act of God, fire, flood, civil or labor disturbance, war, act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint, fraud or forgery (except by Bank or Bank Indemnitees), malfunction of equipment or software (except to the extent such malfunction is primarily attributable to Bank's negligence, or willful misconduct in maintaining the equipment or software), failure of or the effect of rules or operations of any external funds transfer system, inability to obtain or interruption of external communications facilities, or any cause beyond the reasonable control of Bank (including without limitation, the non-availability of appropriate foreign exchange). Bank shall endeavor to promptly notify Customer when it becomes aware of any situation outlined above, but shall not be liable for failure to do so.

7.3      Bank  May Consult With Counsel.
---      ----  -------------------------

     Bank shall be entitled to rely on, and may act upon the advice of professional advisers in relation to matters of law, regulation or market practice (which may be the professional advisers of Customer), and shall not be liable to Customer for any action reasonably taken or omitted pursuant to such advice.

7.4      Bank Provides Diverse Financial Services and May Generate Profits as
---      --------------------------------------------------------------------
         a Result.
         ---------

     Customer acknowledges that Bank or its Affiliates may have a material interest in transactions entered into by Customer with respect to the Account or that circumstances are such that Bank may have a potential conflict of duty or interest. For example, Bank or its Affiliates may act as a market maker in the Financial Assets to which Instructions relate, provide brokerage services to other customers, act as financial adviser to the issuer of such Financial Assets, act in the same transaction as agent for more than one customer, have a material interest in the issue of the Financial Assets, or earn profits from any of these activities. Customer acknowledges that Bank or its Affiliates may be in possession of information tending to show that the Instructions received may not be in the best interests of Customer. Bank is not under any duty to disclose any such information.


                                   8. TAXATION

8.1      Tax Obligations.
---      ----------------

     (a) Customer confirms that Bank is authorized to deduct from any cash received or credited to the Cash Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of Customer's Accounts.

     (b) If Bank does not receive appropriate declarations, documentation and information then additional United Kingdom taxation shall be deducted from all income received in respect of the Financial Assets issued outside the United Kingdom (which shall for this purpose include United Kingdom Eurobonds) and any applicable United States tax (including, but not limited to, non-resident alien tax) shall be deducted from United States source income. Customer shall provide to Bank such certifications, documentation, and information as it may require in connection with taxation, and warrants that, when given, this information is true and correct in every respect, not misleading in any way, and contains all material information. Customer undertakes to notify Bank immediately if any information requires updating or correcting.

     (c) Customer shall be responsible for the payment of all taxes relating to the Financial Assets in the Securities Account, and Customer shall pay, indemnify and hold Bank harmless from and against any and all liabilities, penalties, interest or additions to tax with respect to or resulting from, any delay in, or failure by, Bank (1) to pay, withhold or report any U.S. federal, state or local taxes or foreign taxes imposed on, or (2) to report interest, dividend or other income paid or credited to the Cash Account, whether such failure or delay by Bank to pay, withhold or report tax or income is the result of (x) Customer's failure to comply with the terms of this paragraph, or (y) Bank's own acts or omissions; provided however, Customer shall not be liable to Bank for any penalty or additions to tax due as a result of Bank's failure to pay or withhold tax or to report interest, dividend or other income paid or credited to the Cash Account solely as a result of Bank's negligent acts or omissions.

8.2      Tax Reclaims.
---      -------------

     (a) Subject to the provisions of this Section, Bank shall apply for a reduction of withholding tax and any refund of any tax paid or tax credits in respect of income payments on Financial Assets credited to the Securities Account that Bank believes may be available.

     (b) The provision of a tax reclamation service by Bank is conditional upon Bank receiving from Customer (i) a declaration of its identity and place of residence and (ii) certain other documentation (pro forma copies of which are available from Bank). If Financial Assets credited to the Account are beneficially owned by someone other than Customer, this information shall be necessary with respect to the beneficial owner. Customer acknowledges that Bank shall be unable to perform tax reclamation services unless it receives this information.

     (c) Bank shall perform tax reclamation services only with respect to taxation levied by the revenue authorities of the countries advised to Customer from time to time and Bank may, by notification in writing, in its absolute discretion, supplement or amend the countries in which the tax reclamation services are offered. Other than as expressly provided in this Section 8.2 Bank shall have no responsibility with regard to Customer's tax position or status in any jurisdiction.

     (d) Customer confirms that Bank is authorized to disclose any information requested by any revenue authority or any governmental body in relation to the processing of any tax reclaim.


                                 9. TERMINATION

         Either party may terminate this Agreement on sixty days' notice in writing to the other party. If Customer gives notice of termination, it must provide full details of the persons to whom Bank must deliver Financial Assets and cash. If Bank gives notice of termination, then Customer must, within sixty days following receipt of the notice, notify Bank of details of its new custodian, failing which Bank may elect (at any time after sixty days following Customer's receipt of the notice) either to retain the Financial Assets and cash until such details are given, continuing to charge fees due (in which case Bank's sole obligation shall be for the safekeeping of the Financial Assets and cash), or deliver the Financial Assets and cash to Customer. Bank shall in any event be entitled to deduct any uncontested amounts owing to it prior to delivery of the Financial Assets and cash (and, accordingly, Bank shall be entitled to deduct cash from the Cash Account in satisfaction of uncontested amounts owing to it). Customer shall reimburse Bank promptly for all out-of-pocket expenses it incurs in delivering Financial Assets upon termination by Customer. Termination shall not affect any of the liabilities either party owes to the other arising under this Agreement prior to such termination.


                                10. MISCELLANEOUS

10.1     Notices.
----     --------

     Notices (other than Instructions) shall be served by registered mail or hand delivery to the address of the respective parties as set out on the first page of this Agreement, unless notice of a new address is given to the other party in writing. Notice shall not be deemed to be given unless it has been received.

10.2     Successors and Assigns.
----     -----------------------

     This Agreement shall be binding on each of the parties' successors and assigns, but the parties agree that neither party can assign its rights and obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

10.3     Interpretation.
----     ---------------

     Headings are for convenience only and are not intended to affect interpretation. References to sections are to sections of this Agreement and references to sub-sections and paragraphs are to sub-sections of the sections and paragraphs of the sub-sections in which they appear.

10.4     Entire Agreement.
----     -----------------

     (a) The following Rider(s) are incorporated into this Agreement:

                  ___      Cash Trade Execution;

                  ___      Accounting Services

                  _X_      Investment Company

                  _X_      Domestic and Global

     (b) This Agreement, including the Schedules, Exhibits, and Riders (and any separate agreement which Bank and Customer may enter into with respect to any Cash Account), sets out the entire Agreement between the parties in connection with the subject matter, and this Agreement supersedes any other agreement, statement, or representation relating to custody, whether oral or written. Amendments must be in writing and signed by both parties.

10.5     Information Concerning Deposits at Bank.
----     ----------------------------------------

     (a) Bank's London Branch is a member of the United Kingdom Deposit Protection Scheme (the "Scheme") established under Banking Act 1987 (as amended). The Scheme provides that in the event of Bank's insolvency payments may be made to certain customers of Bank's London Branch. Payments under the Scheme are limited to 90% of a depositor's total cash deposits subject to a maximum payment to any one depositor of (pound)18,000 (or 20,000 euros if greater). Most deposits denominated in sterling and other European Economic Area Currencies and euros made with Bank within the United Kingdom are covered. Further details of the Scheme are available on request.

     (b) In the event that Bank incurs a loss attributable to Country Risk with respect to any cash balance it maintains on deposit at a Subcustodian or other correspondent bank in regard to its global custody or trust businesses in the country where the Subcustodian or other correspondent bank is located, Bank may set such loss off against Customer's Cash Account to the extent that such loss is directly attributable to Customer's investments in that market.

10.6     Confidentiality.
----     ----------------

     The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party shall be used by the other party solely for the purpose of rendering or obtaining services pursuant to this Agreement, and except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this provision, or that is required to be disclosed by or to any regulatory authority, any external or internal accountant, auditor or counsels of the parties, by judicial or administrative process or otherwise by applicable law, or to any disclosure made by a party if such party's counsel has advised that such party could be liable under any applicable law or any judicial or administrative order or process for failure to make such disclosure.

10.7     Insurance.
----     ----------

         Bank shall not be required to maintain any insurance coverage for the benefit of Customer.

10.8     Governing Law and Jurisdiction.  Certification of Residency.
----     -------------------------------  ---------------------------

     This Agreement shall be construed, regulated, and administered under the laws of the United States or State of New York, as applicable, without regard to New York's principles regarding conflict of laws. The United States District Court for the Southern District of New York shall have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement. If that court lacks federal subject matter jurisdiction, the Supreme Court of the State of New York, New York County shall have sole and exclusive jurisdiction. Either of these courts shall have proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in any of these courts. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by applicable law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby. Customer certifies that it is a resident of the United States and shall notify Bank of any changes in residency. Bank may rely upon this certification or the certification of such other facts as may be required to administer Bank's obligations hereunder. Customer shall indemnify Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

10.9     Severability and Waiver.
----     ------------------------

     (a) If one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions shall not in any way be affected or impaired.

     (b) Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right hereunder operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

[Section 10.10 follows on next page]

10.10    Counterparts.
-----    -------------

     This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and together shall constitute one and the same agreement.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                            Each of the  open-end  investment  companies  listed
                                                   on Exhibit 1 (each a "Trust")


                            By: /s/ Robert D. Snowden
                            Title:  Assistant Treasurer
                            Date:   June 25, 2001


                            THE CHASE MANHATTAN BANK


                            By: /s/ James E. Cecere, Jr.
                            Title:  Vice President
                            Date:   June 28, 2001

                                    EXHIBIT 1

EACH VANGUARD REGISTERED INVESTMENT COMPANY (AND THEIR FUNDS) THAT IS ENTERING INTO THE AMENDED AND RESTATED GLOBAL CUSTODY AGREEMENT WITH THE CHASE MANHATTAN BANK AND DATED AS OF JUNE 25, 2001

Vanguard Bond Index Funds
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Inflation Protected Securities Fund
         Vanguard Long-Term Corporate Fund

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Growth Index Fund
         Vanguard Small-Cap Index Fund
         Vanguard Total Stock Market Index Fund
         Vanguard Value Index Fund

Vanguard Specialized Funds
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard World Funds
         Vanguard International Growth Fund

    Investment Company Rider to Amended and Restated Global Custody Agreement
                      Between The Chase Manhattan Bank and
      Certain Open-End Management Investment Companies Listed on Exhibit 1
                                of the Agreement


The following modifications are made to the Agreement. To the extent there are any inconsistencies between the terms in this Investment Company Rider and the terms in the Agreement, the terms in this Investment Company Rider shall govern.

     A. Add a new Section 2.17 to the Agreement as follows:

     "2.17. Compliance with Securities and Exchange Commission ("SEC") rule 17f-5 ("rule 17f-5").

     (a) Customer's board of directors (or equivalent body) (hereinafter `Board') hereby delegates to Bank, and, except as to the country or countries as to which Bank may, from time to time, advise Customer that it does not accept such delegation, Bank hereby accepts the delegation to it, of the obligation to perform as Customer's `Foreign Custody Manager' (as that term is defined in rule 17f-5(a)(3) as promulgated under the Investment Company Act of 1940, as amended ("1940 Act")), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in SEC rule 17f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been exempted pursuant to an SEC exemptive order) to hold foreign Financial Assets and cash, (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in SEC rule 17f-5(c)(2)), (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

     (b) In connection with the foregoing, Bank shall:

               (i) provide written reports notifying Customer's Board of the placement of Financial Assets and cash with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided not less than annually with respect to the placement of Financial Assets and cash with particular Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible Foreign Custodians);

               (ii) exercise  such  reasonable  care,  prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of foreign Financial Assets and cash would exercise;

               (iii)in  selecting  an  Eligible  Foreign  Custodian,  first have determined that foreign Financial Assets and cash placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such foreign Financial Assets and cash, including, without limitation, those factors set forth in SEC rule 17f-5(c)(1)(i)-(iv);

               (iv) determine that the written contract with an Eligible Foreign
                    Custodian requires that the Eligible Foreign Custodian shall provide reasonable care for foreign Financial Assets and cash based on the standards applicable to custodians in the relevant market, including, without limitation, those factors set forth in SEC rule 17f-5(c)(1)(i)-(iv).

               (v) have established a system to monitor the continued appropriateness of maintaining foreign Financial Assets and cash with particular Eligible Foreign Custodians and of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford foreign Financial Assets and cash reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected foreign Financial Assets and cash.

     (c) Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain foreign Financial Assets and cash on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank. Each such contract shall, except as set forth in the last paragraph of this subsection (c), include provisions that provide:

               (i) For indemnification or insurance arrangements (or any combination of the foregoing) that will adequately protect Customer against the risk of loss of Financial Assets and cash held in accordance with such contract;

               (ii) That Customer's  Financial Assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Eligible Foreign Custodian or its creditors, except a claim of payment for their safe custody or administration or, in the case of cash, liens or rights in favor of creditors of such Eligible Foreign Custodian arising under bankruptcy, insolvency or similar laws;

               (iii)That  beneficial  ownership  of  Customer's  Assets  will be freely transferable without the payment of money or value other than for safe custody or administration;

         (iv) That adequate records will be maintained identifying Customer's Assets as belonging to Customer or as being held by a third party for the benefit of Customer;

         (v) That Customer's independent public accountants will be given access to those records described in (iv) above or confirmation of the contents of those records; and

         (vi) That Customer will receive sufficient and timely periodic reports with respect to the safekeeping of Customer's Assets, including, but not limited to, notification of any transfer to or from Customer's account or a third party account containing Assets held for the benefit of Customer.

     Such contract may contain, in lieu of any or all of the provisions specified in this subsection (c), such other provisions that Bank determines will provide, in their entirety, the same or a greater level of care and protection for Customer's Assets as the specified provisions, in their entirety.

     (d) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of foreign Financial Assets and cash hereunder complies with the rules, regulations, interpretations and exemptive orders as promulgated by or under the authority of the SEC.

     (e) Bank represents to Customer that it is a U.S. Bank as defined in Rule 17f-5(a)(7). Customer represents to Bank that: (1) the foreign Financial Assets and cash being placed and maintained in Bank's custody are subject to the 1940 Act, as the same may be amended from time to time; (2) its Board has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager; and (3) its Board or its investment adviser shall have determined that Customer may maintain foreign Financial Assets and cash in each country in which Customer's Financial Assets and cash shall be held hereunder and determined to accept Country Risk. Nothing contained herein shall require Bank to make any selection or to engage in any monitoring on behalf of Customer that would entail consideration of Country Risk.

     (f) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1 hereto. Customer hereby acknowledges that:
(i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information, provided that Bank transmits the information using reasonable care.

     B. Add a new Section 2.18 to the Agreement as follows:

     2.18. Compliance with SEC rule 17f-7 ("rule 17f-7").
     ----------------------------------------------------


     (a) Bank shall, for consideration by Customer, provide an analysis of the custody risks associated with maintaining Customer's Financial Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's Financial Assets at such Depository) and at which any Financial Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Financial Assets held. Bank shall monitor the custody risks associated with maintaining Customer's Financial Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its investment adviser of any material changes in such risks.

     (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 2.18(a) above.

     (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Schedule 3 hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Schedule 3 hereto, and as the same may be amended on notice to Customer from time to time.)


     C. Add the  following  after the first  sentence  of Section  5.1(a) of the
Agreement: "At the request of Customer, Bank may, but need not, add to Schedule 1 an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity."

     D. Add the following language as Sections 5.1(d) and (e) of the Agreement:

     (d) The term Subcustodian as used herein shall mean the following:

               (i) a `U.S. Bank,' which shall mean a U.S. bank as defined in SEC rule 17f-5(a)(7);

               (ii) an `Eligible  Foreign  Custodian,'  which shall mean:  (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

               (iii)For  purposes  of  clarity,  it is  agreed  that  as used in
                    Section 5.2(a), the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

     (e) The term `securities depository' as used herein when referring to a securities depository located outside the U.S. shall mean:

                    an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt pursuant to an SEC exemptive order; provided that, prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5.

     (f) The term "securities depository" as used herein when referring to a securities depository located in the U.S. shall mean a "securities depository" as defined in SEC rule 17f-4(a).

                                   Appendix 1

                       Information Regarding Country Risk
                       ----------------------------------


     1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Financial Assets and cash into a country the following information (check items applicable):

         A        Opinions of local counsel concerning:

___ i. Whether applicable foreign law would restrict the access afforded Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

___      ii.      Whether  applicable foreign law would restrict the Customer's ability to recover its Financial Assets and cash in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___ iii. Whether applicable foreign law would restrict the Customer's ability to recover Financial Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

         B.       Written information concerning:

___      i.       The foreseeability of expropriation, nationalization, freezes, or confiscation of Customer's Financial Assets.

___      ii.      Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

         C.       A market report with respect to the following topics:

         (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) depositories (including depository evaluation), if any.

     2. To aid Customer in monitoring Country Risk, Bank shall furnish Customer the following additional information:

     Market flashes, including with respect to changes in the information in market reports.

                               DOMESTIC AND GLOBAL
                       SPECIAL TERMS AND CONDITIONS RIDER
                       ----------------------------------


   Corporate Actions and Proxies through The Depository Trust Company ("DTC")
   --------------------------------------------------------------------------

With respect to Financial Assets held at DTC, the following provisions shall apply rather than the pertinent provisions of Sections 2.10-2.11 of the
Agreement:

     Bank shall send to Customer or the Authorized Person for a Securities Account, such proxies (signed in blank, if issued in the name of Bank's nominee or the nominee of a central depository) and communications with respect to Financial Assets in the Securities Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by Bank for forwarding to its customers. In addition, Bank shall follow coupon payments, redemptions, exchanges or similar matters with respect to Financial Assets in the Securities Account and advise Customer or the Authorized Person for such Account of rights issued, tender offers or any other discretionary rights with respect to such Financial Assets, in each case, of which Bank has received notice from the issuer of the Financial Assets, or as to which notice is published in publications routinely utilized by Bank for this purpose.

Correspondent banks are listed for information only.
April 11, 2001

                            SUB-CUSTODIAN EMPLOYED BY

                    THE CHASE MANHATTAN BANK, GLOBAL CUSTODY


COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------


ARGENTINA       The Chase Manhattan Bank         Banco Generale de Negocios
                Arenales 707, 5th Floor          Buenos Aires
                1061 Buenos Aires
                ARGENTINA

                Citibank, N.A.                   Banco Generale de Negocios
                Bartolome Mitre 530              Buenos Aires
                1036 Buenos Aires
                ARGENTINA


AUSTRALIA       The Chase Manhattan Bank         Australia and New Zealand
                Level 37                         Banking Group Ltd.
                AAP Center                       Melbourne
                259, George Street
                Sydney NSW 2000
                AUSTRALIA


AUSTRIA         Bank Austria AG                  Chase Manhattan Bank AG
                Julius Tandler Platz - 3         Frankfurt
                A-1090 Vienna
                AUSTRIA


BAHRAIN         HSBC Bank Middle East            National Bank of Bahrain
                PO Box 57                        Manama
                Manama, 304
                BAHRAIN


BANGLADESH      Standard Chartered Bank          Standard Chartered Bank
                18-20 Motijheel C.A.             Dhaka
                Box 536,
                Dhaka-1000
                BANGLADESH


BELGIUM         Fortis Bank N.V.                 Chase Manhattan Bank AG
                3 Montagne Du Parc               Frankfurt
                1000 Brussels
                BELGIUM

                                    1 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------

Correspondent banks are listed for information only.
April 11, 2001


BERMUDA         The Bank of Bermuda Limited      The Bank of Bermuda Ltd
                6 Front Street                   Hamilton
                Hamilton HMDX
                BERMUDA


BOTSWANA        Barclays Bank of Botswana
                Limited                          Barclays Bank of Botswana Ltd
                Barclays House, Khama Crescent   Gaborone
                Gaborone
                BOTSWANA


BRAZIL          Citibank, N.A.                   Citibank, N.A..
                Avenida Paulista, 1111           Sao Paulo
                Sao Paulo, SP 01311-920
                BRAZIL

                BankBoston, N.A.                 BankBoston, N.A.
                Rua Libero Badaro, 425-29 andar  Sao Paulo
                Sao Paulo - SP 01009-000
                BRAZIL


BULGARIA        ING Bank N.V.                    ING Bank N.V.
                Sofia Branch                     Sofia
                7 Vassil Levski Street
                1000 Sofia
                BULGARIA


CANADA          Canadian Imperial Bank of
                Commerce                         Royal Bank of Canada
                Commerce Court West              Toronto
                Security Level
                Toronto, Ontario M5L 1G9
                CANADA

                Royal Bank of Canada             Royal Bank of Canada
                200 Bay Street, Suite 1500       Toronto
                15th Floor
                Royal Bank Plaza, North Tower
                Toronto
                Ontario M5J 2J5
                CANADA


CHILE           Citibank, N.A.                   Citibank, N.A.
                Avda. Andres Bello 2687          Santiago
                3rd and 5th Floors
                Santiago
                CHILE


                                    2 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------

CHINA -
SHANGHAI        The Hongkong and Shanghai
                Banking                          Citibank, N.A.
                Corporation Limited              New York
                34/F, Shanghai Senmao
                International Building
                101 Yin Cheng East Road
                Pudong
                Shanghai 200120
                THE PEOPLE'S REPUBLIC OF CHINA


CHINA -
SHENZHEN        The Hongkong and Shanghai
                Banking                          The Chase Manhattan Bank
                Corporation Limited              Hong Kong
                1st Floor
                Century Plaza Hotel
                No.1 Chun Feng Lu
                Shenzhen
                THE PEOPLE'S REPUBLIC OF CHINA


COLOMBIA        Cititrust Colombia S.A.          Cititrust Colombia S.A.
                Fiduciaria                       Sociedad
                Sociedad Fiduciaria Santa Fe de
                Bogota Carrera 9a No
                99-02 First Floor Santa Fe de
                Bogota, D.C.
                COLOMBIA


CROATIA         Privredna banka Zagreb d.d.      Privredna banka Zagreb d.d.
                Savska c.28                      Zagreb
                10000 Zagreb
                CROATIA


CYPRUS          The Cyprus Popular Bank Ltd.     Cyprus Popular Bank
                154 Limassol Avenue              Nicosia
                P.O. Box 22032
                CY-1598 Nicosia,
                CYPRUS


CZECH REPUBLIC  Ceskoslovenska Obchodni Banka,
                A.S.                             Ceskoslovenska Obchodni
                                                 Banka, A.S
                Na Prikope 14                    Prague
                115 20 Prague 1
                CZECH REPUBLIC


DENMARK         Danske Bank A/S                  Unibank A/S
                2-12 Holmens Kanal               Copenhagen
                DK 1092 Copenhagen K
                DENMARK

                                    3 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------

ECUADOR         Citibank, N.A.                   Citibank, N.A.
                Av. Republica de El Salvador y   Quito
                Naciones Unidas (Esquina)
                Quito
                ECUADOR


EGYPT           Citibank, N.A.                   Citibank, N.A.
                4 Ahmed Pasha Street             Cairo
                Garden City
                Cairo
                EGYPT


ESTONIA         Hansabank                        Esti Uhispank
                Liivalaia 8                      Tallinn
                EE0001 Tallinn
                ESTONIA


FINLAND         Merita Bank Plc                  Chase Manhattan Bank AG
                2598 Custody Services            Frankfurt
                Aleksis Kiven Katu 3-5
                FIN-00020 MERITA, Helsinki
                FINLAND


FRANCE          BNP PARIBAS S.A.                 Chase Manhattan Bank AG
                Ref 256                          Frankfurt
                BP 141
                3, Rue D'Antin
                75078 Paris
                Cedex 02
                FRANCE

                Societe Generale                 Chase Manhattan Bank AG
                50 Boulevard Haussman            Frankfurt
                75009 Paris
                FRANCE

                Credit Agricole Indosuez         Chase Manhattan Bank AG
                96 Blvd. Haussmann               Frankfurt
                75008 Paris
                FRANCE


GERMANY         Dresdner Bank AG                 Chase Manhattan Bank AG
                Juergen-Ponto-Platz 1            Frankfurt
                60284 Frankfurt/Main
                GERMANY


                                    4 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------

GHANA           Barclays Bank of Ghana Limited   Barclays Bank of Ghana Ltd
                Barclays House, High Street      Accra
                Accra
                GHANA


GREECE          HSBC Bank plc                    Chase Manhattan Bank AG
                1, Kolokotroni Street            Frankfurt
                105 62 Athens
                GREECE


HONG KONG       The Hongkong and Shanghai
                Banking                          The Chase Manhattan Bank
                Corporation Limited              Hong Kong
                36th Floor, Sun Hung Kai Centre
                30 Harbour Road
                Wan Chai
                HONG KONG


HUNGARY         Citibank Rt.                     Citibank Rt.
                Szabadsag ter 7-9                Budapest
                H-1051 Budapest V
                HUNGARY


INDIA           The Hongkong and Shanghai
                Banking                          The Hongkong and Shanghai
                Corporation Limited              Banking Corporation Limited
                Sudam Kalu Ahire Marg, Worli     Mumbai
                Mumbai 400 025
                INDIA

                Deutsche Bank AG                 Deutsche Bank AG
                Kodak House                      Mumbai
                222 D.N. Road, Fort
                Mumbai 400 001
                INDIA

                Standard Chartered Bank          Standard Chartered Bank
                Phoenix Centre, Phoenix Mills    Mumbai
                Compound
                Senapati Bapat Marg, Lower Parel
                Mumbai 400 013
                INDIA


INDONESIA       The Hongkong and Shanghai        Standard Chartered Bank
                Banking                          Jakarta
                Corporation Limited
                World Trade Center
                Jl. Jend Sudirman Kav. 29-31
                Jakarta 10023
                INDONESIA

                                    5 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------


                Standard Chartered Bank          Standard Chartered Bank
                Jl. Jend Sudirman Kav. 33-A      Jakarta
                Jakarta 10220
                INDONESIA


IRELAND         Bank of Ireland                  Chase Manhattan Bank AG
                International Financial Services Frankfurt
                Centre
                1 Harbourmaster Place
                Dublin 1
                IRELAND

                Allied Irish Banks, p.l.c.       Chase Manhattan Bank AG
                P.O. Box 518                     Frankfurt
                International Financial Services
                Centre
                Dublin 1
                IRELAND


ISRAEL          Bank Leumi le-Israel B.M.        Bank Leumi Le-Israel B.M.
                35, Yehuda Halevi Street         Tel Aviv
                61000 Tel Aviv
                ISRAEL


ITALY           BNP PARIBAS S.A.                 Chase Manhattan Bank AG
                2 Piazza San Fedele              Frankfurt
                20121 Milan
                ITALY


IVORY COAST     Societe Generale de Banques en   Societe Generale
                Cote                             Paris
                d'Ivoire
                5 et 7, Avenue J. Anoma - 01 B.P. 1355
                Abidjan 01
                IVORY COAST


JAMAICA         CIBC Trust and Merchant Bank     CIBC Trust and Merchant Bank
                Jamaica Limited                  Jamaica Limited
                23-27 Knutsford Blvd.            Kingston
                Kingston 10
                JAMAICA


JAPAN           The Fuji Bank, Limited           The Chase Manhattan Bank
                6-7 Nihonbashi-Kabutocho         Tokyo
                Chuo-Ku
                Tokyo 103
                JAPAN


                                    6 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------

                The Bank of Tokyo-Mitsubishi,    The Chase Manhattan Bank
                Limited                          Tokyo
                3-2 Nihombashi Hongkucho 1-chome
                Chuo-ku
                Tokyo 103
                JAPAN


JORDAN          Arab Bank Plc                    Arab Bank Plc
                P O Box 950544-5                 Amman
                Amman
                Shmeisani
                JORDAN


KAZAKHSTAN      ABN AMRO Bank Kazakhstan         ABN AMRO Bank Kazakhstan
                45, Khadzhi Mukana Street        Almaty
                480099 Almaty
                KAZAKHSTAN


KENYA           Barclays Bank of Kenya Limited   Barclays Bank of Kenya Ltd
                c/o Barclaytrust Investment      Nairobi
                Services & Limited
                Mezzanine 3, Barclays Plaza,
                Loita Street
                Nairobi
                KENYA


LATVIA          A/S Hansabanka                   A/S Hansabanka
                Kalku iela 26                    Riga
                Riga, LV 1050
                LATVIA


LEBANON         HSBC Bank Middle East            The Chase Manhattan Bank
                Ras-Beirut Branch                New York
                P.O. Box 11-1380
                Abdel Aziz
                Ras-Beirut
                LEBANON


LITHUANIA       Vilniaus Bankas AB               Vilniaus Bankas AB
                Ukmerges str. 41-106             Vilnius
                LT 2662 Vilnius
                LITHUANIA


LUXEMBOURG      Banque Generale du Luxembourg S.AChase Manhattan Bank AG
                50 Avenue J.F. Kennedy           Frankfurt
                L-2951
                LUXEMBOURG

                                    7 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------


MALAYSIA        The Chase Manhattan Bank (M)     The Chase Manhattan Bank
                Berhad                           (M) Berhad
                Menara Dion, Level 26            Kuala Lumpur
                Jalan Sultan Ismail
                50250, Kuala Lumpur
                MALAYSIA

                HSBC Bank Malaysia Berhad        HSBC Bank Malaysia Berhad
                2 Leboh Ampang                   Kuala Lumpur
                50100 Kuala Lumpur
                MALAYSIA


MAURITIUS       The Hongkong and Shanghai BankingThe Hongkong and Shanghai
                Corporation Limited              Banking Corporation Limited
                5/F Les Cascades Building        Port Louis
                Edith Cavell Street
                Port Louis
                MAURITIUS


MEXICO          Chase Manhattan Bank Mexico, S.A.Chase Manhattan Bank Mexico,
                Torre Optima                     S.A.
                Paseo de las Palmas #405 Piso 15 Mexico, D.F
                Lomas de Chapultepec
                11000 Mexico, D. F.
                MEXICO

                Citibank Mexico, S.A.            Citibank Mexico, S.A.
                Paseo de la Reforma 390          Mexico, D.F
                06695 Mexico, D.F.
                MEXICO


MOROCCO         Banque Commerciale du Maroc S.A. Banque Commerciale du Maroc S.A
                2 Boulevard Moulay Youssef       Casablanca
                Casablanca 20000
                MOROCCO


NAMIBIA         Standard Bank Namibia Limited    Standard Corporate & Merchant
                Mutual Platz                     Bank  Johannesburg
                Cnr. Stroebel and Post Streets
                P.O.Box 3327
                Windhoek
                NAMIBIA


NETHERLANDS     ABN AMRO N.V.                    Chase Manhattan Bank AG
                Kemelstede 2                     Frankfurt
                P. O. Box 3200
                4800 De Breda
                NETHERLANDS

                                    8 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------

                Fortis Bank (Nederland) N.V.     Chase Manhattan Bank AG
                55 Rokin                         Frankfurt
                P.O. Box 243
                1000 AE Amsterdam
                NETHERLANDS


NEW ZEALAND     National Nominees Limited        National Bank of New Zealand
                Level 2 BNZ Tower                Wellington
                125 Queen Street
                Auckland
                NEW ZEALAND


*NIGERIA*       Stanbic Merchant Bank Nigeria    Standard Bank of South Africa
                Limited                          Johannesburg
                188 Awolowo Road
                P.O. Box 54746
                Falomo, Ikoyi
                Lagos
                NIGERIA

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*


NORWAY          Den norske Bank ASA              Den norske Bank ASA
                Stranden 21                      Oslo
                PO Box 1171 Sentrum
                N-0107 Oslo
                NORWAY


OMAN            HSBC Bank Middle East            Oman Arab Bank
                Bait Al Falaj Main Office        Muscat
                Ruwi, Muscat PC 112
                OMAN


PAKISTAN        Citibank, N.A.                   Citibank, N.A.
                AWT Plaza                        Karachi
                I.I. Chundrigar Road
                Karachi 74200
                PAKISTAN

                Deutsche Bank AG                 Deutsche Bank AG
                Unitowers                        Karachi
                I.I. Chundrigar Road
                Karachi 74200
                PAKISTAN

                                    9 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------


                Standard Chartered Bank          Standard Chartered Bank
                Box 4896                         Karachi
                Ismail Ibrahim Chundrigar Road
                Karachi 74200
                PAKISTAN


PERU            Citibank, N.A.                   Banco de Credito del Peru
                Camino Real 457                  Lima
                Torre Real - 5th Floor
                San Isidro, Lima 27
                PERU


PHILIPPINES     The Hongkong and Shanghai BankingThe Hongkong and Shanghai
                Corporation Limited              Banking Corporation Limited
                30/F Discovery Suites            Manila
                25 ADB Avenue
                Ortigas Center
                Pasig City, Manila
                PHILIPPINES


POLAND          Bank Handlowy w. Warszawie S.A.  Bank Rozwoju Eksportu S.A.
                ul. Senatorska 16                Warsaw
                00-082 Warsaw
                POLAND

                Bank Polska Kasa Opieki S.A.     Bank Rozwoju Eksportu S.A.
                11 Lucka street                  Warsaw
                00-950 Warsaw
                POLAND


PORTUGAL        Banco Espirito Santo e Comercial Chase Manhattan Bank AG
                de Lisboa, S.A.                  Frankfurt
                Rua Mouzinho da Silveira, 36 R/c
                1250 Lisbon
                PORTUGAL

                Banco Comercial Portugues, S.A.  Chase Manhattan Bank AG
                Rua Augusta, 62174               Frankfurt
                1100 Lisbon
                PORTUGAL


ROMANIA         ABN AMRO Bank (Romania) S.A.     ABN AMRO Bank (Romania) S.A.
                World Trade Centre Building-E,   Bucharest
                2nd Floor
                Bld. Expozitiei Nr. 2
                78334 Bucharest 1
                ROMANIA

                                    10 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------


                ING Bank N.V.                    ING Bank N.V.
                13-15 Kiseleff Blvd              Bucharest
                Bucharest 1
                ROMANIA


*RUSSIA*        Chase Manhattan Bank             The Chase Manhattan Bank
                International
                1st Tverskaya - Yamskaya, 23     New York
                125047 Moscow                    A/C The Chase Manhattan
                RUSSIA                           London (US$ NOSTRO Account)

                Credit Suisse First Boston AO    The Chase Manhattan Bank
                Nikitsky Pereulok, 5             New York
                103009 Moscow                    A/C The Chase Manhattan
                RUSSIA                           London (US$ NOSTRO Account)

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*


SINGAPORE       Standard Chartered Bank          Oversea-Chinese Banking
                3/F, 6 Battery Road              Corporation
                049909                           Singapore
                SINGAPORE


SLOVAK REPUBLIC Ceskoslovenska Obchodni          Ceskoslovenska Obchodni
                Banka, A.S.                      Banka, A.S.
                Michalska 18                     Bratislava
                815 63 Bratislava
                SLOVAK REPUBLIC


SLOVENIA        Bank Austria Creditanstalt d.d.  Bank Austria Creditanstalt d.d.
                Ljubljana                        Ljubljana
                Kotnikova 5
                SL-61104 Ljubljana
                SLOVENIA


SOUTH AFRICA    The Standard Bank of South       Standard Corporate & Merchant
                Africa Limited                   Bank
                Standard Bank Centre             Johannesburg
                1st Floor
                5 Simmonds Street
                Johannesburg 2001
                SOUTH AFRICA


SOUTH KOREA     The Hongkong and Shanghai BankingThe Hongkong and Shanghai
                Corporation Limited              Banking
                5/F HSBC Building                Corporation Limited
                #25, Bongrae-dong 1-ga           Seoul
                Seoul
                SOUTH KOREA

                                    11 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------


                Standard Chartered Bank          Standard Chartered Bank
                22/F, Seoul Finance Centre       Seoul
                Building 63, Mukyo-dong, Chung-Ku
                Seoul
                SOUTH KOREA


SPAIN           Chase Manhattan Bank CMB, S.A.   Chase Manhattan Bank AG
                Paseo de la Castellana, 51       Frankfurt
                28046 Madrid
                SPAIN


SRI LANKA       The Hongkong and Shanghai BankingThe Hongkong and Shanghai
                Corporation Limited              Banking Corporation Limited
                Unit #02-02, West Block Podium   Colombo
                World Trade Center
                Colombo 1
                SRI LANKA

SWEDEN          Skandinaviska Enskilda Banken    Svenska Handelsbanken
                Sergels Torg 2                   Stockholm
                SE-106 40 Stockholm
                SWEDEN


SWITZERLAND     UBS AG                           UBS AG
                45 Bahnhofstrasse                Zurich
                8021 Zurich
                SWITZERLAND


TAIWAN          The Chase Manhattan Bank         The Chase Manhattan Bank
                14th Floor                       Taipei
                2, Tun Hwa S. Road Sec. 1
                Taipei
                TAIWAN

                The Hongkong and Shanghai BankingThe Hongkong and Shanghai
                Corporation Limited              Banking Corporation Limited
                International Trade Building     Taipei
                16th Floor, Taipei World Trade
                Center
                333 Keelung Road, Section 1
                Taipei 110
                TAIWAN


THAILAND        Standard Chartered Bank          Standard Chartered Bank
                14th Floor, Zone B               Bangkok
                Sathorn Nakorn Tower
                100 North Sathorn Road
                Bangrak, Bangkok 10500
                THAILAND

                                    12 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------


TUNISIA         Banque Internationale Arabe de   Banque Internationale Arabe de
                Tunisie, S.A.                    Tunis
                S.A.
                70-72 Avenue Habib Bourguiba
                P.O. Box 520
                1080 Tunis Cedex
                TUNISIA


TURKEY          The Chase Manhattan Bank         The Chase Manhattan Bank
                Emirhan Cad. No: 145             Istanbul
                Atakule, A Blok Kat:11
                80700-Dikilitas/Besiktas
                Istanbul
                TURKEY


*UKRAINE*       ING Bank Ukraine                 ING Bank Ukraine
                28 Kominterna Street             Kiev
                5th Floor
                Kiev, 252032
                UKRAINE

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*

U.A.E.          HSBC Bank Middle East            The National Bank of Abu Dhabi
                P.O. Box 66                      Abu Dhabi
                Dubai
                UNITED ARAB EMIRATES

U.K.            The Chase Manhattan Bank         National Westminster Bank
                Crosby Court                     London
                Ground Floor
                38 Bishopsgate
                London EC2N 4AJ
                UNITED KINGDOM


URUGUAY         BankBoston, N.A.                 BankBoston, N.A.
                Zabala 1463                      Montevideo
                Montevideo
                URUGUAY


U.S.A.          The Chase Manhattan Bank         The Chase Manhattan Bank
                4 New York Plaza                 New York
                New York
                NY 10004
                U.S.A.


                                    13 of 14

COUNTRY           SUB-CUSTODIAN                  CORRESPONDENT BANK
-------           -------------                  ------------------


VENEZUELA       Citibank, N.A.                   Citibank, N.A.
                Carmelitas a Altagracia          Caracas
                Edificio Citibank
                Caracas 1010
                VENEZUELA


ZAMBIA          Barclays Bank of Zambia Limited  Barclays Bank of Zambia Ltd
                Kafue House, Cairo Road          Lusaka
                Lusaka
                ZAMBIA


ZIMBABWE        Barclays Bank of Zimbabwe LimitedBarclays Bank of Zimbabwe Ltd
                2nd Floor, 3 Anchor House        Harare
                Jason Mayo Avenue
                Harare


                                    14 of 14

                                     [LOGO]
                                   JP MORGAN
                             SECURITIES DEPOSITORIES



--------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------
 Argentina              CVSA                                               Equity, Corporate Debt, Government Debt
                        (Caja de Valores S.A.)
--------------------------------------------------------------------------------------------------------------------
 Argentina              CRYL                                               Government Debt
                        (Central de Registration y Liquidacion de
                        Instrumentos de Endeudamiento Publico)
--------------------------------------------------------------------------------------------------------------------
 Australia              Austraclear Limited                                Corporate Debt, Money Market,
                                                                           Semi-Government Debt
--------------------------------------------------------------------------------------------------------------------
 Australia              CHESS                                              Equity
                        (Clearing House Electronic Sub-register System)
--------------------------------------------------------------------------------------------------------------------
 Australia              RITS                                               Government Debt
                        (Reserve Bank of Australia/Reserve Bank
                        Information and Transfer System)
--------------------------------------------------------------------------------------------------------------------
 Austria                OeKB                                               Equity, Corporate Debt, Government Debt
                        (Oesterreichische Kontrollbank AG)
--------------------------------------------------------------------------------------------------------------------
 Belgium                CIK                                                Equity, Corporate Debt
                        (Caisse Interprofessionnelle de Depots et de
                        Virements de Titres S.A.)
--------------------------------------------------------------------------------------------------------------------
 Belgium                NBB                                                Corporate Debt, Government Debt
                        (National Bank of Belgium)
--------------------------------------------------------------------------------------------------------------------
 Brazil                 CBLC                                               Equity
                        (Companhia Brasileira de Liquidacao e Custodia)
--------------------------------------------------------------------------------------------------------------------
 Brazil                 CETIP                                              Corporate Debt
                        (Central de Custodia e Liquidacao Financiera
                        de Titulos Privados)
--------------------------------------------------------------------------------------------------------------------
 Brazil                 SELIC                                              Government Debt
                        (Sistema Especial de Liquidacao e Custodia)
--------------------------------------------------------------------------------------------------------------------
 Bulgaria               BNB                                                Government Debt
                        (Bulgaria National Bank)
--------------------------------------------------------------------------------------------------------------------
 Bulgaria               CDAD                                               Equity, Corporate Debt
                        (Central Depository A.D.)
--------------------------------------------------------------------------------------------------------------------
 Canada                 CDS                                                Equity, Corporate, Government Debt
                        (The Canadian Depository for Securities
                        Limited)
--------------------------------------------------------------------------------------------------------------------


This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

                                                                  April 19, 2001

                                     [LOGO]
                                   JP MORGAN
                             SECURITIES DEPOSITORIES


--------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Chile                  DCV                                                Equity, Corporate Debt, Government Debt
                        (Deposito Central de Valores S.A.)
--------------------------------------------------------------------------------------------------------------------
 China, Shanghai        SSCCRC                                             Equity
                        (Shanghai Securities Central Clearing and
                        Registration Corporation)
--------------------------------------------------------------------------------------------------------------------
 China, Shenzhen        SSCC                                               Equity
                        (Shenzhen Securities Clearing Company, Limited)
--------------------------------------------------------------------------------------------------------------------
 Colombia               DCV                                                Government Debt
                        (Deposito Central de Valores)
--------------------------------------------------------------------------------------------------------------------
 Colombia               DECEVAL                                            Equity, Corporate Debt, Government Debt
                        (Deposito Centralizado de Valores de Colombia
                        S.A.)
--------------------------------------------------------------------------------------------------------------------
 Croatia                SDA                                                Equity, Government Debt
                        (Central Depository Agency Inc. - Stredisnja
                        depozitarna agencija d.d.)
--------------------------------------------------------------------------------------------------------------------
 Croatia                Ministry of Finance of the Republic of Croatia     Short-term debt issued by the Ministry of
                                                                           Finance.
--------------------------------------------------------------------------------------------------------------------
 Croatia                CNB                                                Short-term debt issued by the National
                        (Croatian National Bank)                           Bank of Croatia.
--------------------------------------------------------------------------------------------------------------------
 Czech Republic         SCP                                                Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papiru)
--------------------------------------------------------------------------------------------------------------------
 Czech Republic         CNB                                                Government Debt
                        (Czech National Bank)
--------------------------------------------------------------------------------------------------------------------
 Denmark                VP                                                 Equity, Corporate Debt, Government Debt
                        (Vaerdipapircentralen A/S)
--------------------------------------------------------------------------------------------------------------------
 Egypt                  MCSD                                               Equity, Corporate Debt
                        (Misr for Clearing, Settlement and Depository,
                        S.A.E.)
--------------------------------------------------------------------------------------------------------------------
 Estonia                ECDS                                               Equity, Corporate Debt, Government Debt
                        (Estonian Central Depository for Securities
                        Limited - Eesti Vaatpaberite Keskdepositoorium)
--------------------------------------------------------------------------------------------------------------------
 Euromarket             DCC                                                Euro-CDs
                        (The Depository and Clearing Centre)
--------------------------------------------------------------------------------------------------------------------
 Euromarket             Clearstream                                        Euro-Debt
                        (Clearstream Banking, S.A.)
--------------------------------------------------------------------------------------------------------------------
 Euromarket             Euroclear                                          Euro-Debt
--------------------------------------------------------------------------------------------------------------------

This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

                                                                  April 19, 2001

                                     [LOGO]
                                   JP MORGAN
                             SECURITIES DEPOSITORIES


--------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------
 Finland                APK                                                Equity, Corporate Debt, Government Debt
                        (Finnish Central Securities Depository Limited)
--------------------------------------------------------------------------------------------------------------------
 France                 Euroclear France                                   Equity, Corporate Debt, Government Debt
--------------------------------------------------------------------------------------------------------------------
 Germany                Clearstream                                        Equity, Corporate Debt, Government Debt
                        (Clearstream Banking AG)
--------------------------------------------------------------------------------------------------------------------
 Greece                 CSD                                                Equity, Corporate Debt
                        (Central Securities Depository S.A.)
--------------------------------------------------------------------------------------------------------------------
 Greece                 BoG                                                Government Debt
                        (Bank of Greece)
--------------------------------------------------------------------------------------------------------------------
 Hong Kong              HKSCC                                              Equity
                        (Hong Kong Securities Clearing Company Limited)
--------------------------------------------------------------------------------------------------------------------
 Hong Kong              CMU                                                Corporate Debt, Government Debt
                        (Central Moneymarkets Unit)
--------------------------------------------------------------------------------------------------------------------
 Hungary                KELER                                              Equity, Corporate Debt, Government Debt
                        (Central Clearing House and Depository
                        (Budapest) Ltd. - Kozponti Elszamolohaz es
                        Ertektar (Budapest) Rt.)
--------------------------------------------------------------------------------------------------------------------
 India                  NSDL                                               Equity, Corporate Debt, Government Debt
                        (National Securities Depository Limited)
--------------------------------------------------------------------------------------------------------------------
 India                  CDSL                                               Equity
                        (Central Depository Services (India) Limited)
--------------------------------------------------------------------------------------------------------------------
 India                  RBI                                                Government Debt
                        (Reserve Bank of India)
--------------------------------------------------------------------------------------------------------------------
 Indonesia              KSEI                                               Equity, Corporate Debt
                        (PT Kustodian Sentral Efek Indonesia)
--------------------------------------------------------------------------------------------------------------------
 Ireland                CREST                                              Equity, Corporate Debt
                        (CRESTCo Limited)
--------------------------------------------------------------------------------------------------------------------
 Israel                 TASE Clearing House                                Equity, Corporate Debt, Government Debt
                        (Tel Aviv Stock Exchange Clearing House)
--------------------------------------------------------------------------------------------------------------------
 Italy                  Monte Titoli S.p.A.                                Equity, Corporate Debt, Government Debt
--------------------------------------------------------------------------------------------------------------------
 Italy                  Banca d'Italia                                     Government Debt
--------------------------------------------------------------------------------------------------------------------

This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

                                                                  April 19, 2001

                                     [LOGO]
                                   JP MORGAN
                             SECURITIES DEPOSITORIES



--------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Ivory Coast            DC/BR                                              Equity
                        (Le Depositaire Central / Banque de Reglement)
--------------------------------------------------------------------------------------------------------------------
 Japan                  JASDEC                                             Equity, Convertible Debt
                        (Japan Securities Depository Center)
--------------------------------------------------------------------------------------------------------------------
 Japan                  BoJ                                                Registered Government Debt
                        (Bank of Japan)
--------------------------------------------------------------------------------------------------------------------
 Kazahkstan             CSD                                                Equity
                        (Central Securities Depository CJSC)
--------------------------------------------------------------------------------------------------------------------
 Kenya                  CBCD                                               Government Debt
                        (Central Bank Central Depository)
--------------------------------------------------------------------------------------------------------------------
 Latvia                 LCD                                                Equity, Corporate Debt, Government Debt
                        (Latvian Central Depository)
--------------------------------------------------------------------------------------------------------------------
 Lebanon                Midclear S.A.L.                                    Equity
                        (Custodian and Clearing Center of Financial
                        Instruments for Lebanon and the Middle East
                        S.A.L.)
--------------------------------------------------------------------------------------------------------------------
 Lithuania              CSDL                                               Equity, Corporate Debt, Government Debt
                        (Central Securities Depository of Lithuania)
--------------------------------------------------------------------------------------------------------------------
 Luxembourg             Clearstream                                        Equity
                        (Clearstream Banking S.A.)
--------------------------------------------------------------------------------------------------------------------
 Malaysia               MCD                                                Equity, Corporate Debt, Government Debt
                        (Malaysian Central Depository Sdn. Bhd.)
--------------------------------------------------------------------------------------------------------------------
 Mauritius              CDS                                                Equity, Corporate Debt
                        (Central Depository and Settlement Company
                        Limited)
--------------------------------------------------------------------------------------------------------------------
 Mexico                 INDEVAL                                            Equity, Corporate Debt, Government Debt
                        (S.D. INDEVAL S.A. de C.V.)
--------------------------------------------------------------------------------------------------------------------
 Morocco                Maroclear                                          Equity, Corporate Debt, Government Debt
--------------------------------------------------------------------------------------------------------------------
 Netherlands            NECIGEF                                            Equity, Corporate Debt, Government Debt
                        (Nederlands Centraal Insituut voor Giraal
                        Effectenverkeer B.V.)
--------------------------------------------------------------------------------------------------------------------
 New Zealand            NZCSD                                              Equity, Corporate Debt, Government Debt
                        (New Zealand Central Securities Depository)
--------------------------------------------------------------------------------------------------------------------


This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

                                                                  April 19, 2001

                                     [LOGO]
                                   JP MORGAN
                             SECURITIES DEPOSITORIES



--------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Nigeria                CSCS                                               Equity, Corporate Debt, Government Debt
                        (Central Securities Clearing System Limited)
--------------------------------------------------------------------------------------------------------------------
 Norway                 VPS                                                Equity, Corporate Debt, Government Debt
                        (Verdipapirsentralen)
--------------------------------------------------------------------------------------------------------------------
 Oman                   MDSRC                                              Equity, Corporate Debt
                        (The Muscat Depository and Securities
                        Registration Company, S.A.O.C.)
--------------------------------------------------------------------------------------------------------------------
 Pakistan               CDC                                                Equity, Corporate Debt
                        (Central Depository Company of Pakistan
                        Limited)
--------------------------------------------------------------------------------------------------------------------
 Pakistan               SBP                                                Government Debt
                        (State Bank of Pakistan)
--------------------------------------------------------------------------------------------------------------------
 Peru                   CAVALI                                             Equity, Corporate Debt, Government Debt
                        (CAVALI ICLV S.A.)
--------------------------------------------------------------------------------------------------------------------
 Philippines            PCD                                                Equity
                        (Philippine Central Depository, Inc.)
--------------------------------------------------------------------------------------------------------------------
 Philippines            ROSS                                               Government Debt
                        (Bangko Sentral ng Pilipinas / Register of
                        Scripless Securities)
--------------------------------------------------------------------------------------------------------------------
Poland                 NDS                                                Equity, Long-Term Government Debt
                        (National Depository for Securities S.A.)
--------------------------------------------------------------------------------------------------------------------
Poland                 CRT                                                Short-Term Government Debt
                        (Central Registry of Treasury-Bills)
--------------------------------------------------------------------------------------------------------------------
 Portugal               CVM                                                Equity, Corporate Debt, Government Debt
                        (Central de Valores Mobiliarios e Sistema de
                        Liquidacao e Compensacao)
--------------------------------------------------------------------------------------------------------------------
 Romania                SNCDD                                              Equity
                        (National Company for Clearing, Settlement and
                        Depository for Securities)
--------------------------------------------------------------------------------------------------------------------
 Romania                BSE                                                Equity
                        (Bucharest Stock Exchange Registry)
--------------------------------------------------------------------------------------------------------------------
 Russia                 VTB                                                Equity, Corporate Debt, Government Debt
                        (Vneshtorgbank)                                    (Ministry of Finance Bonds)
--------------------------------------------------------------------------------------------------------------------

This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

                                                                  April 19, 2001

                                     [LOGO]
                                   JP MORGAN
                             SECURITIES DEPOSITORIES


--------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------

 Russia                 NDC                                                Equity, Corporate Debt, Government Debt
                        (National Depository Centre)
--------------------------------------------------------------------------------------------------------------------
 Russia                 DCC                                                Equity
                        (Depository Clearing Company)
--------------------------------------------------------------------------------------------------------------------
 Singapore              CDP                                                Equity, Corporate Debt
                        (The Central Depository (Pte) Limited)
--------------------------------------------------------------------------------------------------------------------
 Singapore              SGS                                                Government Debt
                        (Monetary Authority of Singapore / Singapore
                        Government Securities Book-Entry System)
--------------------------------------------------------------------------------------------------------------------
 Slovak Republic        SCP                                                Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papierov SR Bratislava,
                        a.s.)
--------------------------------------------------------------------------------------------------------------------
 Slovak Republic        NBS                                                Government Debt
                        (National Bank of Slovakia)
--------------------------------------------------------------------------------------------------------------------
 Slovenia               KDD                                                Equity, Corporate Debt, Government Debt
                        (Centralna klirinsko depotna druzba d.d.)
--------------------------------------------------------------------------------------------------------------------
 South Africa           CDL                                                Corporate Debt, Government Debt
                        (Central Depository (Pty) Limited)
--------------------------------------------------------------------------------------------------------------------
 South Africa           STRATE                                             Equity
                        (Share Transactions Totally Electronic)
--------------------------------------------------------------------------------------------------------------------
 South Korea            KSD                                                Equity, Corporate Debt, Government Debt
                        (Korea Securities Depository)
--------------------------------------------------------------------------------------------------------------------
 Spain                  SCLV                                               Equity, Corporate Debt
                        (Servicio de Compensacion y Liquidacion de Valores,
                        S.A.)
--------------------------------------------------------------------------------------------------------------------
 Spain                  CBEO                                               Government Debt
                        (Banco de Espana / Central Book Entry Office)
--------------------------------------------------------------------------------------------------------------------
 Sri Lanka              CDS                                                Equity, Corporate Debt
                        (Central Depository System (Private) Limited)
--------------------------------------------------------------------------------------------------------------------
 Sweden                 VPC                                                Equity, Corporate Debt, Government Debt
                        (Vardepapperscentralen AB)
--------------------------------------------------------------------------------------------------------------------

This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

                                                                  April 19, 2001

                                     [LOGO]
                                   JP MORGAN
                             SECURITIES DEPOSITORIES



--------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------
 Switzerland            SIS                                                Equity, Corporate Debt, Government Debt
                        (SIS SegaInterSettle AG)
--------------------------------------------------------------------------------------------------------------------
 Taiwan                 TSCD                                               Equity, Government Debt
                        (Taiwan Securities Central Depository Co.,
                        Ltd.)
--------------------------------------------------------------------------------------------------------------------
 Thailand               TSD                                                Equity, Corporate Debt, Government Debt
                        (Thailand Securities Depository Company
                        Limited)
--------------------------------------------------------------------------------------------------------------------
 Tunisia                STICODEVAM                                         Equity, Corporate Debt, Government Debt
                        (Societe Tunisienne Interprofessionnelle pour
                        la Compensation et le Depot des Valeurs
                        Mobilieres)
--------------------------------------------------------------------------------------------------------------------
 Turkey                 TAKASBANK                                          Equity, Corporate Debt, Government Debt
                        (IMKB Takas ve Saklama Bankasi A.S.)
--------------------------------------------------------------------------------------------------------------------
 United Kingdom         CREST                                              Equity, Corporate Debt, Government Debt
                        (CRESTCo Limited)
--------------------------------------------------------------------------------------------------------------------
 United Kingdom         CMO                                                Sterling & Euro CDs, Commercial Paper
                        (Central Moneymarkets Office)
--------------------------------------------------------------------------------------------------------------------
 United States          DTC                                                Equity, Corporate Debt
                        (Depository Trust Company)
--------------------------------------------------------------------------------------------------------------------
 United States          PTC                                                Mortgage Back Debt
                        (Participants Trust Company)
--------------------------------------------------------------------------------------------------------------------
 United States          FED                                                Government Debt
                        (The Federal Reserve Book-Entry System)
--------------------------------------------------------------------------------------------------------------------
 Uruguay                BCU                                                Corporate Debt, Government Debt
                        (Banco Central del Uruguay)
--------------------------------------------------------------------------------------------------------------------
 Venezuela              BCV                                                Government Debt
                        (Banco Central de Venezuela)
--------------------------------------------------------------------------------------------------------------------
 Zambia                 CSD                                                Equity, Government Debt
                        (LuSE Central Shares Depository Limited)
--------------------------------------------------------------------------------------------------------------------
 Zambia                 BoZ                                                Government Debt
                        (Bank of Zambia)
--------------------------------------------------------------------------------------------------------------------



This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

                                                                  April 19, 2001

                            EXHIBIT 1 - AMENDMENT #1

     The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001 (the "Agreement") by and between The Chase Manhattan Bank ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Bond Index Funds
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Inflation Protected Securities Fund
         Vanguard Long-Term Corporate Fund

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Extended Market Index Fund
         Vanguard Growth Index Fund
         Vanguard Small-Cap Index Fund
         Vanguard Total Stock Market Index Fund
         Vanguard Value Index Fund

Vanguard Specialized Funds
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard World Funds
         Vanguard International Growth Fund


AGREED TO as of July 23, 2001 BY:

Chase Manhattan Bank                   Each Fund listed on Exhibit 1

By:      /s James E. Cecere, Jr.       By:      /s Robert D. Snowden

Name:    James E. Cecere, Jr.          Name:    Robert D. Snowden

Title:   Vice President                Title:   Assistant Treasurer

                            EXHIBIT 1 - AMENDMENT #2

     The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001 and amended July 23, 2001 (the "Agreement") by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Bond Index Funds
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Inflation Protected Securities Fund
         Vanguard Long-Term Corporate Fund

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Extended Market Index Fund
         Vanguard Growth Index Fund
         Vanguard Small-Cap Index Fund
         Vanguard Total Stock Market Index Fund
         Vanguard Value Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard International Growth Fund


AGREED TO as of May 20, 2002 BY:

JPMorgan Chase Bank                             Each Fund listed on Exhibit 1

By:      /S/ JAMES E. CECERE, JR.               By:      /S/ THOMAS J. HIGGINS

Name:    James E. Cecere, Jr.                   Name:    Thomas J. Higgins

Title:   Vice President                         Title:   Treasurer

                            EXHIBIT 1 - AMENDMENT #4

     The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001 and amended July 23, 2001, May 20, 2002, and November 15, 2002 (the "Agreement") by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Bond Index Funds
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Chester Funds
         Vanguard Target Retirement Income Fund
         Vanguard Target Retirement 2005 Fund
         Vanguard Target Retirement 2015 Fund
         Vanguard Target Retirement 2025 Fund
         Vanguard Target Retirement 2035 Fund
         Vanguard Target Retirement 2045 Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Inflation Protected Securities Fund
         Vanguard Long-Term Corporate Fund

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Extended Market Index Fund
         Vanguard Growth Index Fund
         Vanguard Large-Cap Index Fund
         Vanguard Mid-Cap Index Fund
         Vanguard Small-Cap Growth Index Fund
         Vanguard Small-Cap Index Fund
         Vanguard Small-Cap Value Index Fund
         Vanguard Total Stock Market Index Fund
         Vanguard Value Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard International Growth Fund



AGREED TO as of September 18, 2003      BY:

JPMorgan Chase Bank                              Each Fund listed on Exhibit 1


By:      /S/ JAMES E. CECERE, JR.                By:      /S/ THOMAS J. HIGGINS

Name:    James E. Cecere, Jr.                    Name:    Thomas J. Higgins

Title:   Vice President                          Title:   Treasurer

                      AMENDMENT TO GLOBAL CUSTODY AGREEMENT


     This instrument, dated November 25, 2003, is between each open-end management investment company listed on Exhibit 1 attached to the Global Custody Agreement (each a "Trust") collectively ("Customer"), and JPMorgan Chase Bank ("Bank"). It amends the Global Custody Agreement, dated June 25, 2001 (as amended), (the "Custody Agreement") between Customer and Bank.

RECITAL

     Customer and Bank wish to amend the Custody Agreement to reflect changes to the proxy voting service provided by Bank.

AMENDMENT


1. Amendment to the Custody Agreement.

     The existing clause 2.11 shall be deleted and replaced with the following new clause 2.11:-

"2.11    Proxy Voting.

     (a) Bank shall provide Customer or its agent with details of Securities in the Account on a daily basis ("Daily Holdings Data"), and Bank or its agent shall act in accordance with Instructions from an Authorized Person in relation to matters Customer or its agent determine in their absolute discretion are to be voted upon at meetings of holders of Financial Assets, based upon such Daily Holdings Data ("the proxy voting service"). Neither Bank nor its agent shall be under any duty to provide Customer or its agent with information which it or they receive on matters to be voted upon at meetings of holders of Financial Assets.

     (b) Bank or its agent shall act upon Instructions to vote, provided Instructions are received by Bank or its agent at its proxy voting department by the relevant deadline for such Instructions as determined by Bank or its agent. If Instructions are not received in a timely manner, neither Bank nor its agent shall be obligated to provide further notice to Customer.

     (c) In markets where the proxy voting service is not available or where Bank has not received a duly completed enrollment form or other relevant documentation, Bank or its agent shall endeavor to act upon Instructions to vote on matters before meetings of holders of Financial Assets where it is reasonably practicable for Bank or its agent (or its Subcustodians or nominees as the case may be) to do so and where such Instructions are received in time for Bank or its agent to take timely action.

     (d) Customer acknowledges that the provision of the proxy voting service may be precluded or restricted under a variety of circumstances. These circumstances include, but are not limited to: (i) the Financial Assets being on loan or out for registration, (ii) the pendency of conversion or another corporate action, or (iii) Financial Assets being held at Customer's request in a name not subject to the control of Bank or its Subcustodian, in a margin or collateral account at Bank or another bank or broker, or otherwise in a manner which affects voting, local market regulations or practices, or restrictions by the issuer. Additionally, in some markets, Bank may be required to vote all shares held for a particular issue for all of Bank's customers in the same way. Bank or its agent shall inform Customer or its agent where this is the case.

     (e) Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise hereunder, in performing the proxy voting service Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such proxy voting service or vote any proxy except when directed by an Authorized Person."


2. Miscellaneous.

     (a) This Amendment shall be governed under the laws of the United States or State of New York, as applicable, without regard to New York's principles regarding conflict of laws.

     (b) This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and permitted assigns when executed by all parties. Nothing in this Amendment, express or implied, shall be construed to confer any rights or remedies upon any party other than the parties hereto and their respective successors and permitted assigns.

     (c) All defined terms used in this Amendment shall have the same meaning as provided in the Custody Agreement except where specifically herein modified.

     (d) As modified and amended hereby, the parties hereby ratify, approve and confirm the Custody Agreement in all respects.

     (e) This Amendment may not be changed orally, but only by an agreement in writing signed by the parties hereto.

     (f) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


3. Effective Time.

     This Amendment shall be effective as of November 25, 2003.

JPMORGAN CHASE BANK                            EACH TRUST LISTED IN EXHIBIT 1 OF
                                               THE CUSTODY AGREEMENT

By:      /S/ JAMES E. CECERE, JR.              By:      /S/ THOMAS J. HIGGINS

Name:    James E. Cecere, Jr.                  Name:    Thomas J. Higgins

Title:   Vice President                        Title:   Treasurer

                            EXHIBIT 1 - AMENDMENT #5

     The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Bond Index Funds
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Chester Funds
         Vanguard Target Retirement Income Fund Vanguard Target Retirement 2005 Fund Vanguard Target Retirement 2015 Fund Vanguard Target Retirement 2025 Fund Vanguard Target Retirement 2035 Fund Vanguard Target Retirement 2045 Fund

Vanguard CMT Funds
         Vanguard Market Liquidity Fund
         Vanguard Yorktown Liquidity Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Inflation Protected Securities Fund
         Vanguard Long-Term Corporate Fund

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Extended Market Index Fund Vanguard Growth Index Fund Vanguard Large-Cap Index Fund Vanguard Mid-Cap Index Fund Vanguard Small-Cap Growth Index Fund Vanguard Small-Cap Index Fund Vanguard Small-Cap Value Index Fund Vanguard Total Stock Market Index Fund Vanguard Value Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard International Growth Fund



AGREED TO as of May 13, 2004 BY:

JPMorgan Chase Bank                          Each Fund listed on Exhibit 1

By:      /S/ Nela D'Agosta                   By:  /S/ THOMAS J. HIGGINS

Name:    Nela D'Agosta                       Name:    Thomas J. Higgins

Title:   Vice President                      Title:   Treasurer

                            EXHIBIT 1 - AMENDMENT #6

The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Bond Index Funds
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Chester Funds
         Vanguard Target Retirement Income Fund Vanguard Target Retirement 2005 Fund Vanguard Target Retirement 2015 Fund Vanguard Target Retirement 2025 Fund Vanguard Target Retirement 2035 Fund Vanguard Target Retirement 2045 Fund

Vanguard CMT Funds
         Vanguard Market Liquidity Fund
         Vanguard Yorktown Liquidity Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Inflation Protected Securities Fund
         Vanguard Long-Term Corporate Fund

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Extended Market Index Fund Vanguard Growth Index Fund Vanguard Large-Cap Index Fund Vanguard Mid-Cap Index Fund Vanguard Small-Cap Growth Index Fund Vanguard Small-Cap Index Fund Vanguard Small-Cap Value Index Fund Vanguard Total Stock Market Index Fund Vanguard Value Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund
         Vanguard REIT Index Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard International Growth Fund



AGREED TO as of August 27, 2004 BY:

JPMorgan Chase Bank                        Each Fund listed on Exhibit 1

By:      /s Nela D'Agosta                  By:      /s Thomas J. Higgins

Name:    Nela D'Agosta                     Name:    Thomas J. Higgins

Title:   Vice President                             Title:   Treasurer

                            EXHIBIT 1 - AMENDMENT #7

  The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Balanced Index Fund
         Vanguard Balanced Index Fund

Vanguard Bond Index Funds
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Chester Funds
         Vanguard Target Retirement Income Fund
         Vanguard Target Retirement 2005 Fund
         Vanguard Target Retirement 2015 Fund
         Vanguard Target Retirement 2025 Fund
         Vanguard Target Retirement 2035 Fund
         Vanguard Target Retirement 2045 Fund

Vanguard CMT Funds
         Vanguard Market Liquidity Fund
         Vanguard Yorktown Liquidity Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Inflation Protected Securities Fund
         Vanguard Long-Term Corporate Fund

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Extended Market Index Fund
         Vanguard Growth Index Fund
         Vanguard Large-Cap Index Fund
         Vanguard Mid-Cap Index Fund
         Vanguard Small-Cap Growth Index Fund
         Vanguard Small-Cap Index Fund
         Vanguard Small-Cap Value Index Fund
         Vanguard Total Stock Market Index Fund
         Vanguard Value Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
         Vanguard Dividend Appreciation Index Fund
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund
         Vanguard REIT Index Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Variable Insurance Fund
         Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard International Growth Fund



AGREED TO as of February 28, 2006 BY:

JPMorgan Chase Bank                         Each Fund listed on Exhibit 1

By:     /s/Nela D'Agosta                    By:     /s/Thomas J. Higgins
        ----------------                            --------------------

Name:   Nela D'Agosta                       Name:   Thomas J. Higgins

Title:  Vice President                      Title:  Treasurer

 EXHIBIT 1 - AMENDMENT #8

         The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Balanced Index Fund
         Vanguard Balanced Index Fund

Vanguard Bond Index Funds
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Chester Funds
         Vanguard Target Retirement Income Fund
         Vanguard Target Retirement 2005 Fund
         Vanguard Target Retirement 2010 Fund
         Vanguard Target Retirement2015 Fund
         Vanguard Target Retirement 2020 Fund
         Vanguard Target Retirement 2025 Fund
         Vanguard Target Retirement 2030 Fund
         Vanguard Target Retirement 2035 Fund
         Vanguard Target Retirement 2040 Fund
         Vanguard Target Retirement 2045 Fund
         Vanguard Target Retirement 2050 Fund

Vanguard CMT Funds
         Vanguard Market Liquidity Fund
         Vanguard Yorktown Liquidity Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Inflation Protected Securities Fund
         Vanguard Long-Term Corporate Fund

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Extended Market Index Fund
         Vanguard Growth Index Fund
         Vanguard Large-Cap Index Fund
         Vanguard Mid-Cap Index Fund
         Vanguard Small-Cap Growth Index Fund
         Vanguard Small-Cap Index Fund
         Vanguard Small-Cap  Value Index Fund

         Vanguard Total Stock Market Index Fund
         Vanguard Value Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
         Vanguard Dividend Appreciation Index Fund
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund
         Vanguard REIT Index Fund


Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Variable Insurance Fund
         Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard International Growth Fund



AGREED TO as of March 22, 2006 BY:

JPMorgan Chase Bank                           Each Fund listed on Exhibit 1

By:      /s/ Nela D'Agosta                    By:      /s/ Thomas J. Higgins

Name:    Nela D'Agosta                        Name:    Thomas J. Higgins

Title:   Vice President                       Title:   Treasurer

EXHIBIT 1 - AMENDMENT #9

The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.
Exhibit 1 is hereby amended as follows:

Vanguard Balanced Index Fund
Vanguard Balanced Index Fund

Vanguard Bond Index Funds
Vanguard Intermediate-Term Bond Index Fund
Vanguard Long-Term Bond Index Fund
Vanguard Short-Term Bond Index Fund
Vanguard Total Bond Market Index Fund

Vanguard Chester Funds
Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2005 Fund
Vanguard Target Retirement 2010 Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund

Vanguard CMT Funds
Vanguard Market Liquidity Fund
Vanguard Yorktown Liquidity Fund

Vanguard Fixed Income Securities Funds
Vanguard GNMA Fund
Vanguard High-Yield Corporate Fund
Vanguard Inflation Protected Securities Fund
Vanguard Long-Term Investment-Grade Fund

Vanguard Index Funds
Vanguard 500 Index Fund
Vanguard Extended Market Index Fund
Vanguard Growth Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Growth Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Mid-Cap Value Index Fund
Vanguard Small-Cap Growth Index Fund
Vanguard Small-Cap Index Fund
Vanguard Small-Cap Value Index Fund
Vanguard Total Stock Market Index Fund
Vanguard Value Index Fund

Vanguard Institutional Index Funds
Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
Vanguard Dividend Appreciation Index Fund
Vanguard Health Care Fund
Vanguard Precious Metals Fund
Vanguard REIT Index Fund

Vanguard STAR Funds
Vanguard Developed Markets Index Fund
Vanguard Institutional Developed Markets Index Fund
Vanguard LifeStrategy Conservative Growth Fund
Vanguard LifeStrategy Growth Fund
Vanguard LifeStrategy Income Fund
Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
Vanguard Tax-Managed Balanced Fund
Vanguard Tax-Managed Capital Appreciation Fund
Vanguard Tax-Managed Growth and Income Fund
Vanguard Tax-Managed Small-Cap Fund

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
Vanguard International Explorer Fund

Vanguard World Funds
Vanguard International Growth Fund



AGREED TO as of ____________, 2006 BY:

JPMorgan Chase Bank           Each Fund listed on Exhibit 1

By:    /s/ Nela D'Agosta      By:    /s/ Thomas J. Higgins

Name:  Nela D'Agosta          Name:  Thomas J. Higgins
Title:  Vice President        Title:  Treasurer


                         EXHIBIT 1 - AMENDMENT #10

         The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Balanced Index Fund
         Vanguard Balanced Index Fund

Vanguard Bond Index Funds
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Chester Funds
         Vanguard Target Retirement Income Fund
o Vanguard Target Retirement 2005 Fund
o Vanguard Target Retirement 2010 Fund
o Vanguard Target Retirement 2015 Fund
o Vanguard Target Retirement 2020 Fund
o Vanguard Target Retirement 2025 Fund
o Vanguard Target Retirement 2030 Fund
o Vanguard Target Retirement 2035 Fund
o Vanguard Target Retirement 2040 Fund
         Vanguard Target Retirement 2045 Fund
o Vanguard Target Retirement 2050 Fund

Vanguard CMT Funds
         Vanguard Market Liquidity Fund
         Vanguard Yorktown Liquidity Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Inflation Protected Securities Fund
         Vanguard Long-Term Corporate Fund

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Extended Market Index Fund
         Vanguard Growth Index Fund
         Vanguard Large-Cap Index Fund
         Vanguard Mid-Cap Growth Index Fund
         Vanguard Mid-Cap Index Fund
         Vanguard Mid-Cap Value Index Fund
         Vanguard Small-Cap Growth Index Fund
         Vanguard Small-Cap Index Fund
         Vanguard Small-Cap Value Index Fund
         Vanguard Total Stock Market Index Fund
         Vanguard Value Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
         Vanguard Dividend Appreciation Index Fund
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund
         Vanguard REIT Index Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Variable Insurance Fund
         Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard High Dividend Yield Index Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard International Growth Fund



AGREED TO as of September 6, 2006 BY:

JPMorgan Chase Bank                               Each Fund listed on Exhibit 1

By:      /s/ Nela D'Agosta                        By:      /s/ Thomas J. Higgins

Name:    Nela D'Agosta                            Name:    Thomas J. Higgins

Title:   Vice President                           Title:   Treasurer

EXHIBIT 1 - AMENDMENT #11

     The following is an amendment ("~mendment") to the Global Custody Agreement dated June 25,2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank) and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

 Vanguard Balanced Index Fund
          Vanguard Balanced Index Fund

 Vanguard Bond Index Funds
          Vanguard Intermediate-Term Bond Index Fund
          Vanguard Long-Term Bond Index Fund
          Vanguard Short-Term Bond Index Fund
          Vanguard Total Bond Market Index Fund

 Vanguard Chester Funds
          Vanguard Target Retirement Income Fund
          Vanguard Target Retirement 2005 Fund
          Vanguard Target Retirement 2010 Fund
          Vanguard Target Retirement 2015 Fund
          Vanguard Target Retirement 2020 Fund
          Vanguard Target Retirement 2025 Fund
          Vanguard Target Retirement 2030 Fund
          Vanguard Target Retirement 2035 Fund
          Vanguard Target Retirement 2040 Fund
          Vanguard Target Retirement 2045 Fund
          Vanguard Target Retirement 2050 Fund

 Vanguard CMT Funds
          Vanguard Market Liquidity Fund
          Vanguard Yorktown Liquidity Fund

 Vanguard Fixed income Securities Funds
          Vanguard GNMA Fund
          Vanguard High-Yield Corporate Fund
          Vanguard I,nflation Protected Securities Fund
          Vanguard Long-Term Investment-Grade Fund

 Vanguard Index Funds
          Vanguard 500   Index Fund
          Vanguard Extended Market Index Fund
          Vanguard Growth Index Fund
          Vanguard Large-Cap Index Fund
          Vanguard Mid-Cap Growth lndex Fund
          Vanguard Mid-Cap Index Fund
          Vanguard Mid-Cap Value lndex Fund
          Vanguard Small-Cap Growth lndex Fund
          Vanguard Small-Cap Index Fund
          Vanguard Small-Cap Value Index Fund
          Vanguard Total Stock Market Index Fund
          Vanguard Value lndex Fund

Vanguard Institutional lndex Funds
          Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
          Vanguard Dividend Appreciation Index Fund
          Vanguard Health Care Fund
          Vanguard Precious Metals Fund
          Vanguard REIT Index Fund

Vanguard STAR Funds
          Vanguard Developed Markets Index Fund
          Vanguard Institutional Developed Markets Index Fund
          Vanguard LifeStrategy Conservative Growth Fund
          Vanguard LifeStrategy Growth Fund
          Vanguard LifeStrategy Income Fund
          Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
          Vanguard Tax-Managed Balanced Fund
          Vanguard Tax-Managed Capital Appreciation Fund
          Vanguard Tax-Managed Growth and Income Fund
          Vanguard Tax-Managed Small-Cap Fund

Vanguard Variable Insurance Fund
          Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
          Vanguard High Dividend Yield Index Fund
          Vanguard International Explorer Fund

Vanguard World Funds
          Vanguard Extended Duration Treasury Index Fund
          Vanguard International Growth Fund


AGREED TO as of 8/13,2007 BY:
                ----

JPMorgan Chase Bank                           Each Fund listed on Exhibit 1
By:  /s/Richard A. Stiefunter                 By: /s/Jean E. Drabick
     ------------------------                 ----------------------
Name: Richard A. Stiefunter                   Name: Jean E. Drabick
Title: Vice President                         Title: Assistant Treasurer

                            EXHIBIT 1 - AMENDMENT #12

         The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Balanced Index Fund
         Vanguard Balanced Index Fund

Vanguard Bond Index Funds
         Vanguard Inflation Protected Securities Fund
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Chester Funds
         Vanguard Target Retirement Income Fund Vanguard Target Retirement 2005 Fund Vanguard Target Retirement 2010 Fund Vanguard Target Retirement 2015 Fund Vanguard Target Retirement 2020 Fund Vanguard Target Retirement 2025 Fund Vanguard Target Retirement 2030 Fund Vanguard Target Retirement 2035 Fund Vanguard Target Retirement 2040 Fund Vanguard Target Retirement 2045 Fund Vanguard Target Retirement 2050 Fund

Vanguard CMT Funds
         Vanguard Market Liquidity Fund
         Vanguard Yorktown Liquidity Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Long-Term Investment-Grade Fund

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Extended Market Index Fund Vanguard Growth Index Fund Vanguard Large-Cap Index Fund Vanguard Mid-Cap Growth Index Fund Vanguard Mid-Cap Index Fund Vanguard Mid-Cap Value Index Fund Vanguard Small-Cap Growth Index Fund Vanguard Small-Cap Index Fund Vanguard Small-Cap Value Index Fund Vanguard Total Stock Market Index Fund Vanguard Value Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
         Vanguard Dividend Appreciation Index Fund
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund
         Vanguard REIT Index Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Variable Insurance Fund
         Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard High Dividend Yield Index Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard Extended Duration Treasury Index Fund
         Vanguard International Growth Fund



AGREED TO as of __9/17__________, 2007 BY:

JPMorgan Chase Bank                         Each Fund listed on Exhibit 1
         /s/ Paul Larkin                             /s/ Thomas Higgins
By:      _______________                    By:      ________________

Name:    Paul Larkin                        Name:    Thomas J. Higgins

Title:   Vice President                     Title:   Treasurer

                           EXHIBIT 1 - AMENDMENT #13

         The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Bond Index Funds
         Vanguard Inflation-Protected Securities Fund
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Chester Funds
         Vanguard Target Retirement Income Fund Vanguard Target Retirement 2005 Fund Vanguard Target Retirement 2010 Fund Vanguard Target Retirement 2015 Fund Vanguard Target Retirement 2020 Fund Vanguard Target Retirement 2025 Fund Vanguard Target Retirement 2030 Fund Vanguard Target Retirement 2035 Fund Vanguard Target Retirement 2040 Fund Vanguard Target Retirement 2045 Fund Vanguard Target Retirement 2050 Fund

Vanguard CMT Funds
         Vanguard Market Liquidity Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Long-Term Investment-Grade Fund


#40727, 16   3/4/2008

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Extended Market Index Fund Vanguard Growth Index Fund Vanguard Large-Cap Index Fund Vanguard Mid-Cap Growth Index Fund Vanguard Mid-Cap Index Fund Vanguard Mid-Cap Value Index Fund Vanguard Small-Cap Growth Index Fund Vanguard Small-Cap Index Fund Vanguard Small-Cap Value Index Fund Vanguard Total Stock Market Index Fund Vanguard Value Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
         Vanguard Dividend Appreciation Index Fund
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund
         Vanguard REIT Index Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Valley Forge Funds
         Vanguard Balanced Index Fund

Vanguard Variable Insurance Fund
         Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard High Dividend Yield Index Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard Extended Duration Treasury Index Fund
         Vanguard International Growth Fund

#40727, 16   3/4/2008

AGREED TO as of _March 20_______, 2008 BY:

JPMorgan Chase Bank                         Each Fund listed on Exhibit 1
         /s/ Paul Larkin                             /s/ Thomas Higgins
By:      _______________                    By:      ________________

Name:    Paul Larkin                        Name:    Thomas J. Higgins

Title:   Executive Director                 Title:   Treasurer


                                       3



 EXHIBIT 1 - AMENDMENT #14

         The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Bond Index Funds
         Vanguard Inflation-Protected Securities Fund
         Vanguard Intermediate-Term Bond Index Fund
         Vanguard Long-Term Bond Index Fund
         Vanguard Short-Term Bond Index Fund
         Vanguard Total Bond Market Index Fund

Vanguard Chester Funds
         Vanguard Target Retirement Income Fund Vanguard Target Retirement 2005 Fund Vanguard Target Retirement 2010 Fund Vanguard Target Retirement 2015 Fund Vanguard Target Retirement 2020 Fund Vanguard Target Retirement 2025 Fund Vanguard Target Retirement 2030 Fund Vanguard Target Retirement 2035 Fund Vanguard Target Retirement 2040 Fund Vanguard Target Retirement 2045 Fund Vanguard Target Retirement 2050 Fund

Vanguard CMT Funds
         Vanguard Market Liquidity Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Long-Term Investment-Grade Fund

Vanguard Index Funds
         Vanguard 500 Index Fund
         Vanguard Extended Market Index Fund Vanguard Growth Index Fund Vanguard Large-Cap Index Fund Vanguard Mid-Cap Growth Index Fund Vanguard Mid-Cap Index Fund Vanguard Mid-Cap Value Index Fund Vanguard Small-Cap Growth Index Fund Vanguard Small-Cap Index Fund Vanguard Small-Cap Value Index Fund Vanguard Total Stock Market Index Fund Vanguard Value Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
         Vanguard Dividend Appreciation Index Fund
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund
         Vanguard REIT Index Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund
         Vanguard Institutional Developed Markets Index Fund
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund
         Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund
         Vanguard Tax-Managed Capital Appreciation Fund
         Vanguard Tax-Managed Growth and Income Fund
         Vanguard Tax-Managed Small-Cap Fund

Vanguard Valley Forge Funds
         Vanguard Balanced Index Fund

Vanguard Variable Insurance Fund
         Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard High Dividend Yield Index Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard Extended Duration Treasury Index Fund
         Vanguard International Growth Fund

AGREED TO as of ________, 2008 BY:

JPMorgan Chase Bank                         Each Fund listed on Exhibit 1
                                                     /s/ Thomas Higgins
By:      _______________                    By:      ________________

Name:                                       Name:    Thomas J. Higgins

Title:                                      Title:   Treasurer

                            EXHIBIT 1 - AMENDMENT #15

         The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

      Vanguard Bond Index Funds
      Vanguard Inflation-Protected Securities Fund
      Vanguard Intermediate-Term Bond Index Fund
      Vanguard Long-Term Bond Index Fund
      Vanguard Short-Term Bond Index Fund
      Vanguard Total Bond Market Index Fund
      Vanguard Total Bond Market II Index Fund

Vanguard Chester Funds
      Vanguard Target Retirement Income Fund
      Vanguard Target Retirement 2005 Fund
      Vanguard Target Retirement 2010 Fund
      Vanguard Target Retirement 2015 Fund
      Vanguard Target Retirement 2020 Fund
      Vanguard Target Retirement 2025 Fund
      Vanguard Target Retirement 2030 Fund
      Vanguard Target Retirement 2035 Fund
      Vanguard Target Retirement 2040 Fund
      Vanguard Target Retirement 2045 Fund
      Vanguard Target Retirement 2050 Fund

Vanguard CMT Funds
      Vanguard Market Liquidity Fund

Vanguard Fixed Income Securities Funds
      Vanguard GNMA Fund
      Vanguard High-Yield Corporate Fund
      Vanguard Long-Term Investment-Grade Fund

Vanguard Index Funds
      Vanguard 500 Index Fund
      Vanguard Extended Market Index Fund
      Vanguard Growth Index Fund
      Vanguard Large-Cap Index Fund
      Vanguard Mid-Cap Growth Index Fund
      Vanguard Mid-Cap Index Fund
      Vanguard Mid-Cap Value Index Fund
      Vanguard Small-Cap Growth Index Fund
      Vanguard Small-Cap Index Fund
      Vanguard Small-Cap Value Index Fund
      Vanguard Total Stock Market Index Fund
      Vanguard Value Index Fund

Vanguard Institutional Index Funds
      Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
      Vanguard Dividend Appreciation Index Fund
      Vanguard Health Care Fund
      Vanguard Precious Metals Fund
      Vanguard REIT Index Fund

Vanguard STAR Funds
      Vanguard Developed Markets Index Fund
      Vanguard Institutional Developed Markets Index Fund
      Vanguard LifeStrategy Conservative Growth Fund
      Vanguard LifeStrategy Growth Fund
      Vanguard LifeStrategy Income Fund
      Vanguard LifeStrategy Moderate Growth Fund
Vanguard Total International
      Stock Index Fund

Vanguard Tax-Managed Funds
      Vanguard Tax-Managed Balanced Fund
      Vanguard Tax-Managed Capital Appreciation Fund
      Vanguard Tax-Managed Growth and Income Fund
      Vanguard Tax-Managed Small-Cap Fund

Vanguard Valley Forge Funds
      Vanguard Balanced Index Fund

Vanguard Variable Insurance Fund
      Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
      Vanguard High Dividend Yield Index Fund
      Vanguard International Explorer Fund

Vanguard World Funds
      Vanguard Extended Duration Treasury Index Fund
      Vanguard International Growth Fund

AGREED TO as of ___January 9_____, 2009 BY:

JPMorgan Chase Bank                          Each Fund listed on Exhibit 1

By:      /s/ Paul Larkin                     By:     /s/ Thomas J. Higgins

Name:        Paul Larkin                     Name:    Thomas J. Higgins

Title:   Executive Director                  Title:   Chief Financial Officer

                           EXHIBIT 1 - AMENDMENT #16

         The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Bond Index Funds
         Vanguard Inflation-Protected Securities Fund Vanguard Intermediate-Term Bond Index Fund Vanguard Long-Term Bond Index Fund Vanguard Short-Term Bond Index Fund Vanguard Total Bond Market Index Fund Vanguard Total Bond Market Index II Fund

Vanguard Chester Funds
         Vanguard Target Retirement Income Fund Vanguard Target Retirement 2005 Fund Vanguard Target Retirement 2010 Fund Vanguard Target Retirement 2015 Fund Vanguard Target Retirement 2020 Fund Vanguard Target Retirement 2025 Fund Vanguard Target Retirement 2030 Fund Vanguard Target Retirement 2035 Fund Vanguard Target Retirement 2040 Fund Vanguard Target Retirement 2045 Fund Vanguard Target Retirement 2050 Fund

Vanguard CMT Funds
         Vanguard Market Liquidity Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Long-Term Investment-Grade Fund

Vanguard Index Funds
         Vanguard Growth Index Fund
         Vanguard Mid-Cap Growth Index Fund
         Vanguard Mid-Cap Value Index Fund
         Vanguard Small-Cap Index Fund
         Vanguard Total Stock Market Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Specialized Funds
         Vanguard Dividend Appreciation Index Fund
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund

Vanguard STAR Funds
         Vanguard Developed Markets Index Fund Vanguard Institutional Developed Markets Index Fund Vanguard LifeStrategy Conservative Growth Fund Vanguard LifeStrategy Growth Fund Vanguard LifeStrategy Income Fund Vanguard LifeStrategy Moderate Growth Fund Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund

Vanguard Valley Forge Funds
         Vanguard Balanced Index Fund

Vanguard Variable Insurance Fund
         Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard High Dividend Yield Index Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard Extended Duration Treasury Index Fund
         Vanguard International Growth Fund



AGREED TO as of __August 17_, 2009 BY:

JPMorgan Chase Bank                          Each Fund listed on Exhibit 1

By:      /s/ Paul Larkin                     By:     /s/ Thomas J. Higgins

Name:        Paul Larkin                     Name:    Thomas J. Higgins

Title:   Executive Director                  Title:   Chief Financial Officer

                            EXHIBIT 1 - AMENDMENT #17

         The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Bond Index Funds
         Vanguard Inflation-Protected Securities Fund Vanguard Intermediate-Term Bond Index Fund Vanguard Long-Term Bond Index Fund Vanguard Short-Term Bond Index Fund Vanguard Total Bond Market Index Fund Vanguard Total Bond Market Index II Fund

Vanguard Chester Funds
         Vanguard Target Retirement Income Fund Vanguard Target Retirement 2005 Fund Vanguard Target Retirement 2010 Fund Vanguard Target Retirement 2015 Fund Vanguard Target Retirement 2020 Fund Vanguard Target Retirement 2025 Fund Vanguard Target Retirement 2030 Fund Vanguard Target Retirement 2035 Fund Vanguard Target Retirement 2040 Fund Vanguard Target Retirement 2045 Fund Vanguard Target Retirement 2050 Fund

Vanguard CMT Funds
         Vanguard Market Liquidity Fund

Vanguard Fixed Income Securities Funds
         Vanguard GNMA Fund
         Vanguard High-Yield Corporate Fund
         Vanguard Long-Term Investment-Grade Fund

Vanguard Index Funds
         Vanguard Growth Index Fund
         Vanguard Mid-Cap Growth Index Fund
         Vanguard Mid-Cap Value Index Fund
         Vanguard Small-Cap Index Fund
         Vanguard Total Stock Market Index Fund

Vanguard Institutional Index Funds
         Vanguard Institutional Total Bond Market Index Fund

Vanguard Scottsdale Funds
         Vanguard Short-Term Government Bond Index Fund
         Vanguard Intermediate-Term Government Bond Index Fund
         Vanguard Long-Term Government Bond Index Fund
         Vanguard Short-Term Corporate Bond Index Fund
         Vanguard Intermediate-Term Corporate Bond Index Fund
         Vanguard Long-Term Corporate Bond Index Fund
         Vanguard Mortgage-Backed Securities Index Fund

Vanguard Specialized Funds
         Vanguard Dividend Appreciation Index Fund
         Vanguard Health Care Fund
         Vanguard Precious Metals Fund

Vanguard STAR Funds
         Vanguard LifeStrategy Conservative Growth Fund
         Vanguard LifeStrategy Growth Fund
         Vanguard LifeStrategy Income Fund
         Vanguard LifeStrategy Moderate Growth Fund
         Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds
         Vanguard Tax-Managed Balanced Fund

Vanguard Valley Forge Funds
         Vanguard Balanced Index Fund

Vanguard Variable Insurance Fund
         Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
         Vanguard High Dividend Yield Index Fund
         Vanguard International Explorer Fund

Vanguard World Funds
         Vanguard Extended Duration Treasury Index Fund
         Vanguard International Growth Fund



AGREED TO as of __September 23 _, 2009 BY:

JPMorgan Chase Bank                          Each Fund listed on Exhibit 1

By:      /s/ Paul Larkin                     By:     /s/ Thomas J. Higgins

Name:        Paul Larkin                     Name:    Thomas J. Higgins

Title:   Executive Director                  Title:   Chief Financial Officer
EXHIBIT 1 - AMENDMENT #18

	The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Bond Index Funds
Vanguard Inflation-Protected Securities Fund
Vanguard Intermediate-Term Bond Index Fund
	Vanguard Long-Term Bond Index Fund
	Vanguard Short-Term Bond Index Fund
	Vanguard Total Bond Market Index Fund
	Vanguard Total Bond Market Index II Fund

Vanguard Chester Funds
	Vanguard Target Retirement Income Fund
	Vanguard Target Retirement 2005 Fund
	Vanguard Target Retirement 2010 Fund
	Vanguard Target Retirement 2015 Fund
	Vanguard Target Retirement 2020 Fund
	Vanguard Target Retirement 2025 Fund
	Vanguard Target Retirement 2030 Fund
	Vanguard Target Retirement 2035 Fund
	Vanguard Target Retirement 2040 Fund
	Vanguard Target Retirement 2045 Fund
	Vanguard Target Retirement 2050 Fund

Vanguard CMT Funds
	Vanguard Market Liquidity Fund

Vanguard Fixed Income Securities Funds
	Vanguard GNMA Fund
Vanguard High-Yield Corporate Fund
Vanguard Long-Term Investment-Grade Fund

Vanguard Index Funds
	Vanguard Growth Index Fund
	Vanguard Mid-Cap Growth Index Fund
	Vanguard Mid-Cap Value Index Fund
	Vanguard Small-Cap Index Fund
	Vanguard Total Stock Market Index Fund



Vanguard Scottsdale Funds
	Vanguard Short-Term Government Bond Index Fund
	Vanguard Intermediate-Term Government Bond Index Fund
	Vanguard Long-Term Government Bond Index Fund
	Vanguard Short-Term Corporate Bond Index Fund
	Vanguard Intermediate-Term Corporate Bond Index Fund
	Vanguard Long-Term Corporate Bond Index Fund
	Vanguard Mortgage-Backed Securities Index Fund

Vanguard Specialized Funds
	Vanguard Dividend Appreciation Index Fund
Vanguard Health Care Fund
Vanguard Precious Metals Fund

Vanguard STAR Funds
Vanguard LifeStrategy Conservative Growth Fund
	Vanguard LifeStrategy Growth Fund
	Vanguard LifeStrategy Income Fund
	Vanguard LifeStrategy Moderate Growth Fund
	Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds
	Vanguard Tax-Managed Balanced Fund

Vanguard Valley Forge Funds
	Vanguard Balanced Index Fund

Vanguard Variable Insurance Fund
	Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
Vanguard High Dividend Yield Index Fund
Vanguard International Explorer Fund

Vanguard World Funds
	Vanguard Extended Duration Treasury Index Fund
Vanguard International Growth Fund



AGREED TO as of ___________________, 2010 BY:

JPMorgan Chase Bank				Each Fund listed on Exhibit 1


By:	__________________________		By:_________________________

Name:	__________________________		Name:	Jean E. Drabick
Title:	__________________________		Title:	Assistant Treasurer


EXHIBIT 1 - AMENDMENT #19

	The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Bond Index Funds
Vanguard Inflation-Protected Securities Fund
Vanguard Intermediate-Term Bond Index Fund
	Vanguard Long-Term Bond Index Fund
	Vanguard Short-Term Bond Index Fund
	Vanguard Total Bond Market Index Fund
	Vanguard Total Bond Market Index II Fund

Vanguard Chester Funds
	Vanguard Target Retirement Income Fund
	Vanguard Target Retirement 2005 Fund
	Vanguard Target Retirement 2010 Fund
	Vanguard Target Retirement 2015 Fund
	Vanguard Target Retirement 2020 Fund
	Vanguard Target Retirement 2025 Fund
	Vanguard Target Retirement 2030 Fund
	Vanguard Target Retirement 2035 Fund
	Vanguard Target Retirement 2040 Fund
	Vanguard Target Retirement 2045 Fund
	Vanguard Target Retirement 2050 Fund
	Vanguard Target Retirement 2055 Fund

Vanguard CMT Funds
	Vanguard Market Liquidity Fund

Vanguard Fixed Income Securities Funds
	Vanguard GNMA Fund
Vanguard High-Yield Corporate Fund
Vanguard Long-Term Investment-Grade Fund

Vanguard Index Funds
	Vanguard Growth Index Fund
	Vanguard Mid-Cap Growth Index Fund
	Vanguard Mid-Cap Value Index Fund
	Vanguard Small-Cap Index Fund
	Vanguard Total Stock Market Index Fund



Vanguard Scottsdale Funds
	Vanguard Short-Term Government Bond Index Fund
	Vanguard Intermediate-Term Government Bond Index Fund
	Vanguard Long-Term Government Bond Index Fund
	Vanguard Short-Term Corporate Bond Index Fund
	Vanguard Intermediate-Term Corporate Bond Index Fund
	Vanguard Long-Term Corporate Bond Index Fund
	Vanguard Mortgage-Backed Securities Index Fund

Vanguard Specialized Funds
	Vanguard Dividend Appreciation Index Fund
Vanguard Health Care Fund
Vanguard Precious Metals Fund

Vanguard STAR Funds
Vanguard LifeStrategy Conservative Growth Fund
	Vanguard LifeStrategy Growth Fund
	Vanguard LifeStrategy Income Fund
	Vanguard LifeStrategy Moderate Growth Fund
	Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds
	Vanguard Tax-Managed Balanced Fund

Vanguard Valley Forge Funds
	Vanguard Balanced Index Fund

Vanguard Variable Insurance Fund
	Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Fund
Vanguard High Dividend Yield Index Fund
Vanguard International Explorer Fund

Vanguard World Funds
	Vanguard Extended Duration Treasury Index Fund
Vanguard International Growth Fund



AGREED TO as of ___________________, 2010 BY:

JPMorgan Chase Bank				Each Fund listed on Exhibit 1


By:	__________________________		By:_________________________

Name:	__________________________		Name:	Jean E. Drabick
Title:	__________________________		Title:	Assistant Treasurer



EXHIBIT 1 - AMENDMENT #20

	The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1.
Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Admiral Funds
	Vanguard S&P 500 Growth Index Fund
	Vanguard S&P 500 Value Index Fund
	Vanguard S&P Mid-Cap 400 Growth Index Fund
	Vanguard S&P Mid-Cap 400 Index Fund
Vanguard S&P Mid-Cap 400 Value Index Fund
Vanguard S&P Small-Cap 600 Growth Index Fund
Vanguard S&P Small-Cap 600 Index Fund
Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds
Vanguard Inflation-Protected Securities Fund
Vanguard Intermediate-Term Bond Index Fund
	Vanguard Long-Term Bond Index Fund
	Vanguard Short-Term Bond Index Fund
	Vanguard Total Bond Market Index Fund
	Vanguard Total Bond Market Index II Fund

Vanguard Chester Funds
	Vanguard Target Retirement Income Fund
	Vanguard Target Retirement 2005 Fund
	Vanguard Target Retirement 2010 Fund
	Vanguard Target Retirement 2015 Fund
	Vanguard Target Retirement 2020 Fund
	Vanguard Target Retirement 2025 Fund
	Vanguard Target Retirement 2030 Fund
	Vanguard Target Retirement 2035 Fund
	Vanguard Target Retirement 2040 Fund
	Vanguard Target Retirement 2045 Fund
	Vanguard Target Retirement 2050 Fund
	Vanguard Target Retirement 2055 Fund

Vanguard CMT Funds
	Vanguard Market Liquidity Fund


Vanguard Fixed Income Securities Funds
	Vanguard GNMA Fund
Vanguard High-Yield Corporate Fund
Vanguard Long-Term Investment-Grade Fund

Vanguard Index Funds
	Vanguard Growth Index Fund
	Vanguard Mid-Cap Growth Index Fund
	Vanguard Mid-Cap Value Index Fund
	Vanguard Small-Cap Index Fund
	Vanguard Total Stock Market Index Fund

Vanguard Scottsdale Funds
	Vanguard Short-Term Government Bond Index Fund
	Vanguard Intermediate-Term Government Bond Index Fund
	Vanguard Long-Term Government Bond Index Fund
	Vanguard Short-Term Corporate Bond Index Fund
	Vanguard Intermediate-Term Corporate Bond Index Fund
	Vanguard Long-Term Corporate Bond Index Fund
	Vanguard Mortgage-Backed Securities Index Fund

Vanguard Specialized Funds
	Vanguard Dividend Appreciation Index Fund
Vanguard Health Care Fund
Vanguard Precious Metals Fund

Vanguard STAR Funds
Vanguard LifeStrategy Conservative Growth Fund
	Vanguard LifeStrategy Growth Fund
	Vanguard LifeStrategy Income Fund
	Vanguard LifeStrategy Moderate Growth Fund
	Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds
	Vanguard Tax-Managed Balanced Fund

Vanguard Valley Forge Funds
	Vanguard Balanced Index Fund

Vanguard Variable Insurance Funds
	Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds
Vanguard International Explorer Fund
Vanguard High Dividend Yield Index Fund


Vanguard World Fund
	Vanguard Extended Duration Treasury Index Fund
Vanguard International Growth Fund



AGREED TO as of ___________________, 2010 BY:

JPMorgan Chase Bank				Each Fund listed on Exhibit 1


By:	__________________________		By:	_______________________
Name:	__________________________		Name:	Jean E. Drabick
Title:	__________________________		Title:	Assistant Treasurer



EXHIBIT 1 - AMENDMENT #21

	The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1.
Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Admiral Funds
	Vanguard S&P 500 Growth Index Fund
	Vanguard S&P 500 Value Index Fund
	Vanguard S&P Mid-Cap 400 Growth Index Fund
	Vanguard S&P Mid-Cap 400 Index Fund
	Vanguard S&P Mid-Cap 400 Value Index Fund
	Vanguard S&P Small-Cap 600 Growth Index Fund
	Vanguard S&P Small-Cap 600 Index Fund
	Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds
	Vanguard Inflation-Protected Securities Fund
	Vanguard Intermediate-Term Bond Index Fund
	Vanguard Long-Term Bond Index Fund
	Vanguard Short-Term Bond Index Fund
	Vanguard Total Bond Market Index Fund
	Vanguard Total Bond Market Index II Fund

Vanguard Chester Funds
	Vanguard Target Retirement Income Fund
	Vanguard Target Retirement 2005 Fund
	Vanguard Target Retirement 2010 Fund
	Vanguard Target Retirement 2015 Fund
	Vanguard Target Retirement 2020 Fund
	Vanguard Target Retirement 2025 Fund
	Vanguard Target Retirement 2030 Fund
	Vanguard Target Retirement 2035 Fund
	Vanguard Target Retirement 2040 Fund
	Vanguard Target Retirement 2045 Fund
	Vanguard Target Retirement 2050 Fund
	Vanguard Target Retirement 2055 Fund

Vanguard CMT Funds
	Vanguard Market Liquidity Fund


Vanguard Fixed Income Securities Funds
	Vanguard GNMA Fund
	Vanguard High-Yield Corporate Fund
	Vanguard Long-Term Investment-Grade Fund

Vanguard Index Funds
	Vanguard Growth Index Fund
	Vanguard Mid-Cap Growth Index Fund
	Vanguard Mid-Cap Value Index Fund
	Vanguard Small-Cap Index Fund
	Vanguard Total Stock Market Index Fund

Vanguard Scottsdale Funds
	Vanguard Short-Term Government Bond Index Fund
	Vanguard Intermediate-Term Government Bond Index Fund
	Vanguard Long-Term Government Bond Index Fund
	Vanguard Short-Term Corporate Bond Index Fund
	Vanguard Intermediate-Term Corporate Bond Index Fund
	Vanguard Long-Term Corporate Bond Index Fund
	Vanguard Mortgage-Backed Securities Index Fund

Vanguard Specialized Funds
	Vanguard Dividend Appreciation Index Fund
	Vanguard Health Care Fund
	Vanguard Precious Metals Fund

Vanguard STAR Funds
	Vanguard LifeStrategy Conservative Growth Fund
	Vanguard LifeStrategy Growth Fund
	Vanguard LifeStrategy Income Fund
	Vanguard LifeStrategy Moderate Growth Fund
	Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds
	Vanguard Tax-Managed Balanced Fund

Vanguard Valley Forge Funds
	Vanguard Balanced Index Fund

Vanguard Variable Insurance Funds
	Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds
	Vanguard International Explorer Fund


Vanguard World Fund
	Vanguard Extended Duration Treasury Index Fund
	Vanguard International Growth Fund



AGREED TO as of 8/23, 2010 BY:

JPMorgan Chase Bank		Each Fund listed on Exhibit 1


By:	/s/ Paul Larkin		    By:     /s/ Jaen E. Drabick
Name:	Paul Larkin			Name:	Jean E. Drabick
Title:	Executive Director		Title:	Assistant Treasurer